UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Bond Fund (formerly Great-West Federated Bond Fund)
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective April 10, 2017, Wellington Management Company, LLP (“Wellington”) joined Federated Investment Management Company (“Federated”) as a sub-adviser to the Great-West Core Bond Fund.
For the twelve month period ended December 31, 2017, the Fund (Institutional Class shares) total return was 4.37%. The total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 3.54%.
Federated Commentary
In a fairly rare occurrence, interest rates moved in different directions for shorter and longer maturities during the twelve months ending November 30, 2017. Two year Treasury yields rose from 1.19% to 1.88%, while 30 year Treasury yields fell from 3.07% to 2.74%. Short maturity rates increased in response to three 0.25% hikes in the Federal Funds rate by the Federal Reserve. The Federal Reserve’s move to normalize policy was in response to stronger economic growth both domestically and abroad, which has the potential to raise inflation to undesirable levels. Economic growth in the U.S. accelerated from the 2% trajectory it had been stuck in since the end of the Great Recession in 2009 to a 3% pace. This uptick in growth was driven primarily by consumer spending thanks to robust job growth, a modest uptick in wages, the wealth effect derived from rising home prices and stock markets, and expectations of tax cuts which were finally realized in December. Despite the Federal Reserve beginning the process of reducing its holdings of bonds in October, long term rates declined due primarily to sluggish inflation and strong demand from investors in Europe and Asia, where 10 year sovereign bonds yield under 0.5% in Germany and are close to 0% in Japan.
All sectors of the bond market outperformed Treasuries during the period. In general, the riskier sectors of the bond market generated the highest returns, led by emerging market bonds and high yield bonds. Other sectors that outperformed Treasuries, in order of excess return per unit of duration risk, were investment grade corporate bonds, commercial mortgage-backed securities, bank loans, trade finance loans, asset-backed securities, and government agency mortgage-backed securities (“MBS”). The credit sectors of the bond market were supported by rising corporate profitability, low and stable default rates, little risk of recession, accommodative financial conditions despite the Federal Reserve’s rate hikes, very subdued economic and financial market volatility, and expectations for tax cuts.
Sector allocation was one of the primary reasons the Fund outperformed the Index. The fund was overweight high yield and investment grade corporate bonds for the entire period, although the overweight positions were gradually reduced, reflecting diminished value as these sectors continued to richen. The fund had smaller positions in emerging market bonds (3.4% - 4%) and commercial mortgage-backed securities (3.5%), which also added to returns. The only sector that did not add much to returns relative to the Index was government agency MBS due to an underweight to this sector in the last few months of the year. Despite reduced reinvestment buying by the Federal Reserve, MBS outperformed thanks to very low levels of interest rate volatility (which reduces the value of the prepayment option the investor is short) and strong buying from Real Estate Investment Trusts (“REITS”).
Security selection overall also added value, in particular an overweight to BBB rated investment grade corporates, an underweight to underperforming Ginnie Mae bonds (“GNMA”) and 15 year conventional MBS, a small allocation to agency mortgage risk transfer securities, a rebound in several Latin American bonds, and good performance from select investment grade energy and insurance companies. On the negative side of the ledger, were two underperforming trade finance loans and a position in Teva Pharmaceuticals, which struggled due to increased price competition for its generic drugs.
Duration positioning added to returns. The fund’s interest rate sensitivity ranged from 88% to 93% of the Index as interest rates with maturities of 10 years and less rose during the period.

Yield curve positioning detracted from returns. The fund was positioned for longer maturity bonds to underperform shorter maturity bonds early in period, when in fact longer maturities outperformed. The fund recouped some, but not all, of its losses by correctly positioning for long maturities to outperform towards the end of the reporting period.
Derivatives were used to adjust the Fund’s duration and yield curve positioning in line with the recommendations from Federated’s duration and yield committee.
Wellington Commentary
Global fixed income markets generated solid gains during the period. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign yields prompted by central bank policy normalization. In the U.S., political controversies — in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election — led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and spreads tightened. Throughout the period, most developed market currencies strengthened versus the U.S. Dollar as political uncertainty and continued skepticism about the Federal Reserve’s projected rate-hiking path weighed on the greenback, though the U.S. Dollar retraced some gains during the fourth quarter.
Monetary policy continued on an incrementally more hawkish path throughout the period. The Federal Reserve announced it would begin tapering its asset purchases in October, hiked rates three times in 2017, and projected an additional three hikes in 2018. At its October meeting, the European Central Bank announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to hike rates for the first time in seven years while the Bank of England hiked interest rates for the first time in ten years; however the Bank of England’s press conference tilted dovish, noting that future rate hikes would depend on the stability of the “Brexit” transition.
Developed markets government yields ended mixed over the period as improving global economic data were balanced by subdued inflation prints. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Federal Reserve monetary policy expectations, rose, while longer-term yields declined. Most eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.
Absolute returns in most major fixed income spread sectors were positive for each quarter of the period. On an excess return basis, all of the major spread sectors posted positive returns, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.
Within the portion of the Fund sub-advised by Wellington, investment grade credit positioning was the primary contributor to relative performance, particularly from an overweight to banking. An allocation to securitized sectors (asset backed securities, commercial mortgage backs securities, non-agency residential mortgage backed securities also contributed to relative performance. These gains were offset by a tactical duration/yield curve position. The portion of the Fund sub-advised by Wellington used credit default swaps to tactically manage credit exposure. These positions contributed to relative returns. The portion of the Fund sub-advised by Wellington also used bond futures, primarily to manage overall duration and to take tactical duration and yield curve positions. These positions slightly detracted from relative returns.

The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

16,000
14,000
12,000
10,000
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Fund (Investor Class)
Bloomberg Barclays U.S. Aggregate Bond Index

Year	Fund (Investor Class)	Bloomberg Barclays U.S. Aggregate Bond Index
	10,000.00	10,000.00
2008	10,194.00	10,524.00
2009	11,526.36	11,148.07
2010	12,319.39	11,877.16
2011	13,040.08	12,808.33
2012	13,832.91	13,347.56
2013	13,527.81	13,077.44
2014	14,231.67	13,857.60
2015	14,065.12	13,933.81
2016	14,724.78	14,302.71
2017	15,299.04	14,809.29

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	4.37%	N/A	2.64%
Investor Class	3.90%	2.04%	4.34%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2017
Rating	Percentage of Fund Investments
Aaa	47.61%
Aa1	1.03
Aa2	1.14
Aa3	1.46
A1	1.98
A2	2.60
A3	7.03
Baa1	6.66
Baa2	6.78
Baa3	5.85
Ba1	1.37
Ba2	0.71
Ba3	0.99
B1	0.82
B2	0.53
B3	1.00
CCC, CC, C	1.50
Not Rated	7.58
Short Term Investments	3.36
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,016.20	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$1,013.00	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 3.57%
$ 160,000	Ajax Mortgage Loan Trust(a) Series 2017-B Class A 3.16%, 09/25/2056	$ 160,000
255,000	ALM XVI Ltd(a)(b) Series 2015-16A Class A1R 2.41%, 07/15/2027 3-mo. LIBOR + 1.05%	255,320
454,000	American Money Management Corp(a)(b) Series 2014-14A Class A1LR 2.62%, 07/25/2029 3-mo. LIBOR + 1.25%	457,584
272,000	Anchorage Capital Ltd(a)(b) Series 2015-6A Class AR 2.63%, 07/15/2030 3-mo. LIBOR + 1.27%	274,309
	Atlas Senior Loan Fund Ltd(a)(b)
	Series 2014-1A Class AR2
400,000	2.62%, 07/16/2029 3-mo. LIBOR + 1.26%	401,279
	Series 2017-8A Class A
250,000	2.61%, 01/16/2030 3-mo. LIBOR + 1.30%	251,051
500,000	Atrium IX(a)(b) Series 2009A Class AR 2.71%, 05/28/2030 3-mo. LIBOR + 1.24%	504,135
244,694	Atrium X(a)(b) Series 2010A Class AR 2.31%, 07/16/2025 3-mo. LIBOR + 0.95%	244,858
250,000	Avery Point III Ltd(a)(b) Series 2013-3A Class AR 2.47%, 01/18/2025 3-mo. LIBOR + 1.12%	250,647
	Bain Capital Credit(a)(b)
	Series 2017-1A Class A1
250,000	2.56%, 07/20/2030 3-mo. LIBOR + 1.25%	250,766
	Series 2017-2A Class AR
454,000	2.62%, 07/25/2030 3-mo. LIBOR + 1.25%	457,241
227,544	Bayview Koitere Fund Trust 2017-RT4(a) Series 2017-RT4 Class A 3.50%, 07/28/2057	231,946
229,088	Bayview Opportunity Master Fund(a) Series 2017-RT6 Class A 3.50%, 10/28/2057	234,178
	Bayview Opportunity Master Fund IV Trust(a)
	Series 2017-SPL3 Class A
88,245	4.00%, 11/28/2053	90,879
	Series 2017-SPL4 Class A
88,982	3.50%, 01/28/2055	90,202
	Series 2017-SPL5 Class A
113,286	3.50%, 06/28/2057	114,844
	Series 2017-RT3 Class A
145,225	3.50%, 01/28/2058	148,139
Principal Amount		Fair Value
Non-Agency — (continued)
$ 308,000	Benefit Street Partners Ltd(a)(b) Series 2014-VA Class AR 2.56%, 10/20/2026 3-mo. LIBOR + 1.20%	$ 309,366
	BlueMountain Ltd(a)(b)
	Series 2014-1A Class A1R
360,000	2.64%, 04/30/2026 3-mo. LIBOR + 1.26%	360,137
	Series 2014-2A Class AR
250,000	2.29%, 07/20/2026 3-mo. LIBOR + 0.93%	250,684
250,000	Bristol Park CLO LLC(a)(b) Series 2016-1A Class A 2.78%, 04/15/2029 3-mo. LIBOR + 1.42%	252,371
314,772	Chesapeake Funding II LLC(a)(b) Series 2016-2A Class A2 2.48%, 06/15/2028 1-mo. LIBOR + 1.00%	316,525
430,000	CIFC Funding Ltd(a)(b) Series 2014-3A Class B2R 2.86%, 07/22/2026 3-mo. LIBOR + 1.50%	431,581
42,863	CIG Auto Receivables Trust(a) Series 17-1A Class A 2.71%, 05/15/2023	42,793
100,000	Conn Funding II LP(a) Series 2017-B Class A 2.73%, 07/15/2020	99,996
120,000	Consumer Loan(a) Series 2017-P2 Class A 2.61%, 01/15/2024	120,002
540,000	Drive Auto Receivables Trust(a) Series 2017-AA Class C 2.98%, 01/18/2022	543,620
250,000	Dryden 49 Senior Loan Fund(a)(b) Series 2017-49A Class A 2.56%, 07/18/2030 3-mo. LIBOR + 1.21%	251,533
87,972	Finance of America(a) Series 17-HB1 Class A 2.32%, 11/25/2027	87,972
250,000	Goldentree Loan Opportunities(a)(b) Series 2015-11A Class AR2 2.60%, 01/18/2031 3-mo. LIBOR + 1.07%	250,000
	KKR Ltd(a)(b)
	Series 2017-9 Class AR
268,000	2.63%, 07/15/2030 3-mo. LIBOR + 1.27%	269,880
	Series 2018 Class A
454,000	2.62%, 07/18/2030 3-mo. LIBOR + 1.27%	456,680
440,000	LCM Ltd Partnership(a)(b) Series 2017-25A Class A 2.52%, 07/20/2030 3-mo. LIBOR + 1.21%	443,610
	Lendmark Funding Trust(a)
	Series 2017-1A Class A
237,000	2.83%, 12/22/2025	236,409

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 17-2A Class A
$ 100,000	2.80%, 05/20/2026	$ 99,593
264,000	Madison Park Funding XIV Ltd(a)(b) Series 2014-14A Class A1R 2.48%, 07/20/2026 3-mo. LIBOR + 1.12%	265,180
250,000	Magnetite IX Ltd(a)(b) Series 2014-9A Class A1R 2.37%, 07/25/2026 3-mo. LIBOR + 1.00%	250,575
93,571	Marlette Funding Trust(a) Series 2017-3A Class A 2.36%, 12/15/2024	93,532
157,758	Mill City Mortgage Loan Trust(a) Series 2017-3 Class A1 2.75%, 01/25/2061	157,545
	Nationstar HECM Loan Trust(a)
	Series 2017-1A Class A
55,981	1.97%, 05/25/2027	55,896
	Series 2017-2A Class A1
87,182	2.04%, 09/25/2027	87,182
223,495	New Residential Mortgage Loan Trust(a) Series 2017-6A Class A1 4.00%, 08/27/2057	229,336
255,000	Northwoods Capital XV Ltd(a)(b) Series 2017-15A Class A 2.93%, 06/20/2029 3-mo. LIBOR + 1.30%	255,518
255,000	Oaktree EIF II Ltd(a)(b) Series 2014-A2 Class AR 2.57%, 11/15/2025 3-mo. LIBOR + 1.15%	255,345
284,000	OCP CLO Ltd(a)(b) Series 2015-8A Class A1R 2.20%, 04/17/2027 3-mo. LIBOR + 0.85%	284,181
250,000	Octagon Investment Partners 33 Ltd(a)(b) Series 2017-1A Class A1 2.59%, 01/20/2031 3-mo. LIBOR + 1.19%	250,147
250,000	Octagon Investment Partners XV Ltd(a)(b) Series 2013-1A Class A1AR 2.57%, 07/19/2030 3-mo. LIBOR + 1.21%	251,873
260,000	Octagon Investment Partners XX Ltd(a)(b) Series 2014-1A Class AR 2.54%, 08/12/2026 3-mo. LIBOR + 1.13%	260,387
260,000	Octagon Loan Funding Ltd(a)(b) Series 2014-1A Class A1R 2.58%, 11/18/2026 3-mo. LIBOR + 1.14%	260,761
Principal Amount		Fair Value
Non-Agency — (continued)
$ 446,000	OHA Credit Partners Ltd(a)(b) Series 2014-10A Class AR 2.49%, 07/20/2026 3-mo. LIBOR + 1.13%	$ 446,452
	OneMain Financial Issuance Trust(a)
	Series 2016-2A Class A
100,000	4.10%, 03/20/2028	101,291
	Series 2017-1A Class A1
208,000	2.37%, 09/14/2032	206,118
317,000	OZLM IX Ltd(a)(b) Series 2014-9A Class A1R 2.58%, 01/20/2027 3-mo. LIBOR + 1.22%	318,378
93,592	Prosper Marketplace Lending Issuance Trust(a) Series 2017-3A Class A 2.36%, 11/15/2023	93,625
250,000	Santander Drive Auto Receivables Trust Series 2016-2 Class D 3.39%, 04/15/2022	253,683
	SoFi Consumer Loan Program LLC(a)
	Series 2017-3 Class A
181,206	2.77%, 05/25/2026	181,272
	Series 2017-4 Class A
81,701	2.50%, 05/26/2026	81,433
100,000	SoFi Consumer Loan Trust(a) Series 2017-6 Class A2 2.82%, 11/25/2026	99,913
260,000	Sound Point Ltd(a)(b) Series 2013-3A Class AR 2.87%, 01/21/2026 3-mo. LIBOR + 1.10%	260,043
	Springleaf Funding Trust(a)
	Series 2016-AA Class A
100,000	2.90%, 11/15/2029	100,147
	Series 2017-AA Class A
215,000	2.68%, 07/15/2030	213,156
266,000	Symphony Ltd(a)(b) Series 2014-15A Class AR 2.53%, 10/17/2026 3-mo. LIBOR + 1.18%	266,786
	Towd Point Mortgage Trust(a)
	Series 2016-4 Class A1
236,610	2.25%, 07/25/2056	234,645
	Series 2017-5 Class A1
204,424	2.15%, 02/25/2057(b) 1-mo. LIBOR + 0.60%	204,674
	Series 2017-2 Class A1
174,609	2.75%, 04/25/2057	174,452
	Series 2017-4 Class A1
180,641	2.75%, 06/25/2057	179,873
	Series 2017-3 Class A1
129,651	2.75%, 07/25/2057	129,423
	Series 2017-6 Class A1
143,180	2.75%, 10/25/2057	142,666

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Non-Agency — (continued)
$ 260,000	Vibrant Ltd(a)(b) Series 2017-6A Class A 2.87%, 06/20/2029 3-mo. LIBOR + 1.24%	$ 260,339
	Voya Ltd(a)(b)
	Series 2014-4A Class A1R
255,000	2.31%, 10/14/2026 3-mo. LIBOR + 0.95%	255,506
	Series 2017-3A Class A1A
250,000	2.55%, 07/20/2030 3-mo. LIBOR + 1.23%	250,573
60,000	Wendy's Funding LLC(a) Series 2018-1A Class A2II 3.88%, 03/15/2048	60,042
250,000	ZAIS CLO 5 Ltd(a)(b) Series 2016-2A 2.89%, 10/15/2028 3-mo. LIBOR + 1.53%	250,632
263,000	ZAIS Ltd(a)(b) Series 2017-1A Class A1 2.73%, 07/15/2029 3-mo. LIBOR + 1.37%	265,287
TOTAL ASSET-BACKED SECURITIES — 3.57% (Cost $17,208,464)		$ 17,227,997
CORPORATE BONDS AND NOTES
Basic Materials — 1.14%
50,000	Alpha 3 BV / Alpha US Bidco Inc(a) 6.25%, 02/01/2025	51,250
	Carpenter Technology Corp
200,000	5.20%, 07/15/2021(c)	208,600
600,000	4.45%, 03/01/2023	611,623
125,000	Clearwater Paper Corp(a) 5.38%, 02/01/2025	125,625
50,000	Coeur Mining Inc 5.88%, 06/01/2024	49,375
75,000	Compass Minerals International Inc(a) 4.88%, 07/15/2024	73,875
110,000	EI du Pont de Nemours & Co 2.20%, 05/01/2020	109,896
	Freeport-McMoRan Inc
125,000	3.88%, 03/15/2023	124,375
75,000	5.40%, 11/14/2034(c)	76,312
250,000	Gold Fields Orogen Holdings BVI Ltd(a) 4.88%, 10/07/2020	255,000
100,000	Hexion US Finance Corp 6.63%, 04/15/2020	89,750
50,000	Hudbay Minerals Inc(a) 7.63%, 01/15/2025	54,750
250,000	Incitec Pivot Finance LLC(a) 6.00%, 12/10/2019	264,793
400,000	International Paper Co 4.40%, 08/15/2047	417,598
	Platform Specialty Products Corp(a)
150,000	6.50%, 02/01/2022	155,062
Principal Amount		Fair Value
Basic Materials — (continued)
$ 50,000	5.88%, 12/01/2025	$ 49,625
	PQ Corp(a)
50,000	6.75%, 11/15/2022	53,375
50,000	5.75%, 12/15/2025	50,875
1,000,000	Reliance Steel & Aluminum Co 4.50%, 04/15/2023	1,053,948
	RPM International Inc
225,000	6.50%, 02/15/2018	226,157
110,000	6.13%, 10/15/2019	117,108
100,000	5.25%, 06/01/2045	115,095
30,000	Sherwin-Williams Co 3.13%, 06/01/2024	30,159
125,000	Signode Industrial Group Lux SA / Signode Industrial Group US Inc(a) 6.38%, 05/01/2022	130,625
	Southern Copper Corp
250,000	3.50%, 11/08/2022	256,750
250,000	6.75%, 04/16/2040	324,770
50,000	Steel Dynamics Inc 5.25%, 04/15/2023	51,500
100,000	Teck Resources Ltd 6.13%, 10/01/2035	112,000
	Vale Overseas Ltd
145,000	6.25%, 08/10/2026	167,982
10,000	6.88%, 11/10/2039	12,262
50,000	Versum Materials Inc(a) 5.50%, 09/30/2024	53,500
		5,473,615
Communications — 4.65%
60,000	21st Century Fox America Inc 4.95%, 10/15/2045	70,554
75,000	Acosta Inc(a) 7.75%, 10/01/2022	54,750
	Alibaba Group Holding Ltd
600,000	3.60%, 11/28/2024(c)	622,282
200,000	3.40%, 12/06/2027	199,888
200,000	Altice SA(a) 7.63%, 02/15/2025	191,500
	Amazon.com Inc
35,000	1.90%, 08/21/2020(a)	34,711
25,000	2.80%, 08/22/2024(a)	24,918
250,000	3.15%, 08/22/2027(a)	250,302
495,000	3.88%, 08/22/2037(a)	524,846
100,000	4.95%, 12/05/2044	121,449
	AMC Networks Inc
75,000	5.00%, 04/01/2024	75,938
50,000	4.75%, 08/01/2025	49,563
	AT&T Inc
105,000	3.40%, 08/14/2024	105,516
1,035,000	3.90%, 08/14/2027	1,041,617
265,000	4.30%, 02/15/2030(a)	264,939
40,000	4.50%, 05/15/2035	39,736
1,075,000	4.80%, 06/15/2044	1,062,386
100,000	4.75%, 05/15/2046	97,721
500,000	5.45%, 03/01/2047	533,943
280,000	5.15%, 02/14/2050	281,397
75,000	Cablevision Systems Corp 5.88%, 09/15/2022	73,875

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Communications — (continued)
$ 690,000	CBS Corp 4.90%, 08/15/2044	$ 724,559
50,000	CBS Radio Inc(a)(c) 7.25%, 11/01/2024	52,719
	CCO Holdings LLC / CCO Holdings Capital Corp
150,000	5.13%, 02/15/2023	153,375
50,000	5.38%, 05/01/2025(a)	51,516
75,000	5.75%, 02/15/2026(a)	77,906
50,000	5.88%, 05/01/2027(a)	51,375
75,000	5.00%, 02/01/2028(a)	72,938
200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp(a) 7.75%, 07/15/2025	214,000
	Charter Communications Operating LLC / Charter Communications Operating Capital
140,000	4.46%, 07/23/2022	146,051
70,000	4.91%, 07/23/2025	74,406
200,000	4.20%, 03/15/2028	197,968
90,000	6.48%, 10/23/2045	104,853
135,000	5.38%, 05/01/2047	138,309
100,000	Clear Channel Worldwide Holdings Inc 6.50%, 11/15/2022	101,625
	Comcast Corp
60,000	2.35%, 01/15/2027	56,647
1,730,000	3.30%, 02/01/2027	1,764,455
500,000	3.15%, 02/15/2028(c)	501,443
85,000	3.40%, 07/15/2046	80,343
	CommScope Technologies Finance LLC(a)
50,000	6.00%, 06/15/2025	53,125
50,000	5.00%, 03/15/2027	50,000
	Cox Communications Inc(a)
55,000	3.15%, 08/15/2024	54,156
450,000	3.35%, 09/15/2026	439,639
95,000	6.95%, 06/01/2038	116,584
35,000	4.50%, 06/30/2043	32,815
200,000	CSC Holdings LLC(a) 5.50%, 04/15/2027	204,000
800,000	Deutsche Telekom International Finance BV(a) 3.60%, 01/19/2027	803,660
	Discovery Communications LLC
81,000	3.80%, 03/13/2024	82,153
580,000	4.90%, 03/11/2026(c)	618,597
200,000	3.95%, 03/20/2028	198,870
	DISH DBS Corp
50,000	5.88%, 07/15/2022	50,250
150,000	5.88%, 11/15/2024	145,875
50,000	EW Scripps Co(a) 5.13%, 05/15/2025	49,750
100,000	Gray Television Inc(a) 5.88%, 07/15/2026	102,500
	Grupo Televisa SAB
250,000	6.63%, 03/18/2025	295,591
200,000	5.00%, 05/13/2045	204,303
Principal Amount		Fair Value
Communications — (continued)
$ 75,000	iHeartCommunications Inc 9.00%, 03/01/2021	$ 53,625
	Intelsat Jackson Holdings SA
125,000	7.50%, 04/01/2021	113,750
100,000	5.50%, 08/01/2023	81,750
50,000	9.75%, 07/15/2025(a)	48,125
50,000	LIN Television Corp 5.88%, 11/15/2022	52,000
	Match Group Inc
50,000	6.38%, 06/01/2024	54,188
50,000	5.00%, 12/15/2027(a)	50,750
100,000	Nexstar Escrow Corp(a) 5.63%, 08/01/2024	103,250
250,000	Numericable-SFR SAS(a) 7.38%, 05/01/2026	257,500
500,000	Omnicom Group Inc 3.63%, 05/01/2022	516,116
75,000	Outfront Media Capital LLC / Outfront Media Capital Corp 5.88%, 03/15/2025	79,312
	Radio One Inc(a)
50,000	9.25%, 02/15/2020	47,000
50,000	7.38%, 04/15/2022	49,875
52,000	Scripps Networks Interactive Inc 3.95%, 06/15/2025	52,711
	Sinclair Television Group Inc(a)
75,000	5.63%, 08/01/2024(c)	77,344
75,000	5.88%, 03/15/2026	78,000
	Sirius XM Radio Inc(a)
50,000	6.00%, 07/15/2024	52,875
75,000	5.38%, 04/15/2025	78,094
50,000	5.38%, 07/15/2026	51,813
25,000	5.00%, 08/01/2027	25,063
575,000	Sky PLC(a) 3.75%, 09/16/2024	599,570
150,000	Sprint Capital Corp 6.88%, 11/15/2028	150,937
50,000	Sprint Communications Inc 6.00%, 11/15/2022	50,000
	Sprint Corp
125,000	7.13%, 06/15/2024	127,187
100,000	7.63%, 02/15/2025(c)	104,750
	T-Mobile USA Inc
200,000	6.63%, 04/01/2023	208,500
50,000	5.13%, 04/15/2025	51,938
75,000	TEGNA Inc 6.38%, 10/15/2023	78,562
	Telefonica Emisiones SAU
150,000	4.10%, 03/08/2027	154,951
300,000	7.05%, 06/20/2036	402,229
260,000	5.21%, 03/08/2047	294,802
200,000	Telenet Finance Luxembourg(a) 5.50%, 03/01/2028	200,400
	Time Warner Cable Inc
50,000	6.55%, 05/01/2037	58,766
500,000	5.50%, 09/01/2041	520,760
65,000	4.50%, 09/15/2042	60,935
100,000	Time Warner Cable LLC 4.00%, 09/01/2021	102,984

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Communications — (continued)
$ 40,000	Time Warner Inc 2.95%, 07/15/2026	$ 37,822
75,000	Tribune Media Co 5.88%, 07/15/2022	77,063
50,000	VeriSign Inc 4.75%, 07/15/2027	51,125
	Verizon Communications Inc
75,000	2.95%, 03/15/2022	75,448
900,000	5.15%, 09/15/2023	1,001,227
450,000	4.15%, 03/15/2024	473,215
200,000	4.50%, 08/10/2033	209,634
430,000	5.25%, 03/16/2037	472,537
150,000	4.81%, 03/15/2039	156,814
110,000	4.52%, 09/15/2048	108,212
	Viacom Inc
75,000	4.25%, 09/01/2023	76,563
45,000	4.38%, 03/15/2043	38,925
200,000	Virgin Media Secured Finance PLC(a) 5.25%, 01/15/2026	202,000
325,000	WPP Finance 2010 5.13%, 09/07/2042	350,032
200,000	Ziggo Secured Finance BV(a) 5.50%, 01/15/2027	199,750
		22,408,966
Consumer, Cyclical — 2.62%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(a)
50,000	4.25%, 05/15/2024	49,875
100,000	5.00%, 10/15/2025	100,750
50,000	Adient Global Holdings(a) 4.88%, 08/15/2026	51,375
750,000	Advance Auto Parts Inc 4.50%, 12/01/2023	788,408
75,000	American Axle & Manufacturing Inc(a)(c) 6.50%, 04/01/2027	79,406
25,000	American Builders & Contractors Supply Co Inc(a) 5.63%, 04/15/2021	25,437
	Aramark Services Inc
75,000	5.13%, 01/15/2024	78,712
50,000	5.00%, 04/01/2025(a)	52,815
100,000	Argos Merger Sub Inc(a) 7.13%, 03/15/2023	59,250
	AutoNation Inc
170,000	3.35%, 01/15/2021	172,461
100,000	4.50%, 10/01/2025	104,631
525,000	AutoZone Inc 3.25%, 04/15/2025	522,870
50,000	BCD Acquisition Inc(a) 9.63%, 09/15/2023	54,875
50,000	Beacon Roofing Supply Inc(a) 4.88%, 11/01/2025	50,188
	Boyd Gaming Corp
75,000	6.88%, 05/15/2023	79,500
50,000	6.38%, 04/01/2026	53,875
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 50,000	Cedar Fair LP / Canada's Wonderland Co / Magnum Management Corp / Millennium Op(a) 5.38%, 04/15/2027	$ 52,500
800,000	CK Hutchison International 17 Ltd(a) 2.75%, 03/29/2023	784,500
125,000	CRC Escrow Issuer LLC / CRC Finco Inc(a) 5.25%, 10/15/2025	126,287
	CVS Health Corp
165,000	2.75%, 12/01/2022	162,516
495,000	3.88%, 07/20/2025	509,666
155,000	2.88%, 06/01/2026	148,567
375,000	5.13%, 07/20/2045	429,417
185,000	Daimler Finance North America LLC(a) 2.45%, 05/18/2020	184,849
75,000	Dana Financing Luxembourg S.a.r.l.(a)(c) 6.50%, 06/01/2026	81,281
75,000	Delta Air Lines Inc 3.63%, 03/15/2022	76,099
310,000	Dollar General Corp 4.15%, 11/01/2025	328,072
50,000	Eldorado Resorts Inc 6.00%, 04/01/2025	52,250
50,000	EMI Music Publishing Group North America Holdings Inc(a) 7.63%, 06/15/2024	55,000
	Ferrellgas LP / Ferrellgas Finance Corp
75,000	6.50%, 05/01/2021	70,219
75,000	6.75%, 01/15/2022(c)	69,375
	Ford Motor Co
325,000	4.75%, 01/15/2043	329,324
90,000	5.29%, 12/08/2046	97,856
	General Motors Co
145,000	6.25%, 10/02/2043	171,616
400,000	5.20%, 04/01/2045	422,307
130,000	6.75%, 04/01/2046	163,551
85,000	General Motors Company 5.40%, 04/01/2048	92,633
50,000	Goodyear Tire & Rubber Co 4.88%, 03/15/2027	51,188
50,000	Hanesbrands Inc(a) 4.88%, 05/15/2026	51,250
500,000	Harley-Davidson Financial Services Inc(a) 2.15%, 02/26/2020	496,298
50,000	HD Supply Inc(a) 5.75%, 04/15/2024	53,125
	Home Depot Inc
400,000	2.80%, 09/14/2027	393,386
85,000	5.88%, 12/16/2036	114,942
30,000	4.40%, 03/15/2045	33,943
340,000	Hyundai Capital America(a) 2.60%, 03/19/2020	337,209
400,000	Hyundai Capital Services Inc(a) 2.63%, 09/29/2020	395,567

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 200,000	IHO Verwaltungs GmbH(a)(d) 4.75%, 09/15/2026 PIK rate, 5.50%	$ 203,000
100,000	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(a) 5.25%, 06/01/2026	105,250
40,000	Lowe's Cos Inc 3.70%, 04/15/2046	40,125
50,000	McDonald's Corp 4.45%, 03/01/2047	54,370
	MGM Resorts International
50,000	6.00%, 03/15/2023	54,000
50,000	4.63%, 09/01/2026	50,500
75,000	Mohegan Tribal Gaming Authority(a)(c) 7.88%, 10/15/2024	76,875
	Nissan Motor Acceptance Corp(a)
500,000	2.25%, 01/13/2020	499,074
90,000	2.15%, 09/28/2020	89,250
475,000	2.65%, 07/13/2022	471,000
36,000	Omega US Sub LLC(a) 8.75%, 07/15/2023	38,610
50,000	Party City Holdings Inc(a) 6.13%, 08/15/2023	51,625
50,000	Penn National Gaming Inc(a) 5.63%, 01/15/2027	51,875
50,000	Performance Food Group Inc(a) 5.50%, 06/01/2024	51,625
50,000	PetSmart Inc(a) 8.88%, 06/01/2025	30,125
100,000	Pinnacle Entertainment Inc 5.63%, 05/01/2024	107,000
50,000	Regal Entertainment Group 5.75%, 02/01/2025	51,250
50,000	Rite Aid Corp(a)(c) 6.13%, 04/01/2023	45,125
75,000	Rivers Pittsburgh LP(a) 6.13%, 08/15/2021	74,438
75,000	Sally Holdings LLC / Sally Capital Inc 5.63%, 12/01/2025	74,625
50,000	Scotts Miracle-Gro Co 5.25%, 12/15/2026	52,375
150,000	Seminole Hard Rock Entertainment Inc / Seminole Hard Rock International LLC(a) 5.88%, 05/15/2021	152,250
125,000	Six Flags Entertainment Corp(a) 5.50%, 04/15/2027	129,375
50,000	Station Casinos LLC(a) 5.00%, 10/01/2025	50,250
	Suburban Propane Partners LP / Suburban Energy Finance Corp
50,000	5.50%, 06/01/2024	49,500
50,000	5.75%, 03/01/2025	49,375
50,000	5.88%, 03/01/2027	48,875
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 50,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(a) 5.88%, 05/15/2025	$ 47,500
50,000	Tenneco Inc 5.00%, 07/15/2026	51,250
	Tiffany & Co
280,000	3.80%, 10/01/2024	282,165
255,000	4.90%, 10/01/2044	257,186
	Toyota Motor Credit Corp
85,000	1.95%, 04/17/2020	84,653
70,000	2.60%, 01/11/2022	70,368
200,000	Under Armour Inc(c) 3.25%, 06/15/2026	175,062
145,000	Wal Mart Stores Inc 1.90%, 12/15/2020	144,055
50,000	WMG Acquisition Corp(a)(c) 5.00%, 08/01/2023	51,750
50,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(a) 5.25%, 05/15/2027	50,688
		12,625,640
Consumer, Non-Cyclical — 6.22%
	Abbott Laboratories
90,000	2.90%, 11/30/2021	91,032
250,000	3.75%, 11/30/2026	256,647
250,000	4.90%, 11/30/2046	286,367
	Acadia Healthcare Co Inc
50,000	5.63%, 02/15/2023	50,750
75,000	6.50%, 03/01/2024	78,000
175,000	Actavis Funding SCS 3.45%, 03/15/2022	177,789
60,000	Aetna Inc 2.80%, 06/15/2023	59,042
100,000	Air Medical Merger Sub Corp(a) 6.38%, 05/15/2023	96,000
	Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC
75,000	6.63%, 06/15/2024(c)	71,625
50,000	5.75%, 03/15/2025	45,125
45,000	Allergan Funding SCS 3.80%, 03/15/2025	45,802
	Altria Group Inc
34,000	9.25%, 08/06/2019	37,690
110,000	2.85%, 08/09/2022	110,707
50,000	3.88%, 09/16/2046	49,568
80,000	Amgen Inc 2.65%, 05/11/2022	79,775
	Anheuser-Busch InBev Finance Inc
3,245,000	3.65%, 02/01/2026	3,347,931
195,000	4.44%, 10/06/2048	212,227
	Anthem Inc
75,000	2.30%, 07/15/2018	75,163
75,000	3.65%, 12/01/2027	76,427
115,000	4.63%, 05/15/2042	125,189

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	AstraZeneca PLC
$ 560,000	2.38%, 06/12/2022	$ 553,288
400,000	3.13%, 06/12/2027	395,150
440,000	Automatic Data Processing Inc 3.38%, 09/15/2025	454,037
	Avantor Inc(a)
50,000	6.00%, 10/01/2024	49,813
50,000	9.00%, 10/01/2025	49,250
50,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc(a) 6.38%, 04/01/2024	52,015
	BAT Capital Corp(a)
100,000	2.30%, 08/14/2020	99,443
380,000	3.56%, 08/15/2027	380,380
100,000	4.39%, 08/15/2037	104,542
400,000	4.54%, 08/15/2047	420,778
70,000	BAT International Finance PLC(a) 2.75%, 06/15/2020	70,338
300,000	Bayer US Finance LLC(a) 3.38%, 10/08/2024	305,167
	Becton Dickinson & Co
160,000	3.36%, 06/06/2024	160,413
120,000	3.73%, 12/15/2024	122,877
125,000	4.69%, 12/15/2044	136,568
	Cardinal Health Inc
45,000	1.95%, 06/15/2018	44,974
185,000	2.62%, 06/15/2022	181,885
	Celgene Corp
240,000	3.88%, 08/15/2025	248,362
175,000	5.00%, 08/15/2045	198,381
300,000	4.35%, 11/15/2047	311,328
	CHS / Community Health Systems Inc
75,000	6.88%, 02/01/2022(c)	43,125
75,000	6.25%, 03/31/2023	67,500
180,000	Church & Dwight Co Inc 3.15%, 08/01/2027	177,288
	Cigna Corp
55,000	3.05%, 10/15/2027	54,006
40,000	3.88%, 10/15/2047	40,009
300,000	Coca-Cola Femsa SAB de CV 4.63%, 02/15/2020	314,215
	Constellation Brands Inc
20,000	2.70%, 05/09/2022	19,900
140,000	2.65%, 11/07/2022	138,492
10,000	4.50%, 05/09/2047	10,959
225,000	Crimson Merger Sub Inc(a) 6.63%, 05/15/2022	226,125
	Danone SA(a)
300,000	2.08%, 11/02/2021	293,427
290,000	2.95%, 11/02/2026	282,294
50,000	Eagle Holding Co II LLC(a)(d) 7.63%, 05/15/2022 PIK rate, 8.38%	50,875
175,000	Endo Finance LLC(a) 6.00%, 07/15/2023	137,375
	Envision Healthcare Corp(a)
50,000	5.13%, 07/01/2022	48,500
100,000	6.25%, 12/01/2024(c)	103,000
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 250,000	Equifax Inc 2.30%, 06/01/2021	$ 244,002
	ERAC USA Finance LLC(a)
700,000	5.25%, 10/01/2020	747,025
70,000	7.00%, 10/15/2037	93,545
125,000	First Quality Finance Co Inc(a) 4.63%, 05/15/2021	125,937
310,000	Flowers Foods Inc 3.50%, 10/01/2026	303,946
50,000	Gartner Inc(a) 5.13%, 04/01/2025	52,250
	Gilead Sciences Inc
45,000	2.50%, 09/01/2023	44,418
700,000	3.65%, 03/01/2026	725,997
	Grupo Bimbo SAB de CV(a)
10,000	4.50%, 01/25/2022	10,546
400,000	4.88%, 06/27/2044	414,195
50,000	GW Honos Security Corp(a) 8.75%, 05/15/2025	53,750
100,000	HCA Holdings Inc 6.25%, 02/15/2021	106,000
	HCA Inc
50,000	5.88%, 03/15/2022	53,500
150,000	5.25%, 04/15/2025	158,625
175,000	5.88%, 02/15/2026	185,062
50,000	Hearthside Group Holdings LLC / Hearthside Finance Co(a) 6.50%, 05/01/2022	51,063
	Heineken NV(a)
90,000	3.50%, 01/29/2028	91,791
200,000	4.35%, 03/29/2047	219,779
	Hertz Corp(a)(c)
50,000	7.63%, 06/01/2022	52,375
50,000	5.50%, 10/15/2024	45,125
50,000	Hologic Inc(a) 4.38%, 10/15/2025	50,750
45,000	Humana Inc 2.50%, 12/15/2020	44,962
205,000	Imperial Brands Finance PLC(a) 2.95%, 07/21/2020	206,965
200,000	Jaguar Holding Co II / Pharmaceutical Product Development LLC(a) 6.38%, 08/01/2023	202,000
	Johnson & Johnson
150,000	2.63%, 01/15/2025	149,202
75,000	3.55%, 03/01/2036	77,699
50,000	KAR Auction Services Inc(a) 5.13%, 06/01/2025	51,250
800,000	Kerry Group Financial Services(a) 3.20%, 04/09/2023	805,559
	Kraft Heinz Foods Co
120,000	2.00%, 07/02/2018	119,996
360,000	4.38%, 06/01/2046	356,278
750,000	Kroger Co(c) 4.45%, 02/01/2047	748,189
50,000	Lamb Weston Holdings Inc(a) 4.88%, 11/01/2026	52,250

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	Mallinckrodt International Finance SA / Mallinckrodt CB LLC
$ 125,000	4.75%, 04/15/2023(c)	$ 98,125
50,000	5.50%, 04/15/2025(a)	40,750
50,000	Matthews International Corp(a) 5.25%, 12/01/2025	50,500
600,000	McCormick & Co Inc 3.40%, 08/15/2027	607,679
400,000	Mead Johnson Nutrition Co 4.60%, 06/01/2044	445,576
870,000	Medtronic Global Holdings SCA 3.35%, 04/01/2027	892,426
75,000	Medtronic Inc 4.63%, 03/15/2045	87,300
170,000	Molson Coors Brewing Co 3.00%, 07/15/2026	166,347
415,000	Mondelez International Holdings Netherlands BV(a) 2.00%, 10/28/2021	403,694
200,000	MPH Acquisition Holdings LLC(a) 7.13%, 06/01/2024	213,000
195,000	Mylan NV 3.15%, 06/15/2021	196,070
50,000	Nielsen Co Luxembourg S.a.r.l.(a) 5.00%, 02/01/2025	51,875
900,000	Pepsico Inc 3.00%, 10/15/2027	896,546
175,000	Philip Morris International Inc 3.13%, 08/17/2027	174,596
50,000	Polaris Intermediate(a)(d) 8.50%, 12/01/2022 PIK rate, 9.25%	51,875
	Post Holdings Inc(a)
75,000	5.00%, 08/15/2026	73,781
150,000	5.75%, 03/01/2027	152,625
50,000	5.63%, 01/15/2028	50,188
150,000	Prestige Brands Inc(a) 5.38%, 12/15/2021	152,625
200,000	Reckitt Benckiser Treasury Services PLC(a) 3.00%, 06/26/2027	195,268
55,000	Reynolds American Inc 4.00%, 06/12/2022	57,458
660,000	S&P Global Inc 4.40%, 02/15/2026	714,939
	ServiceMaster Co LLC
50,000	5.13%, 11/15/2024(a)	50,625
75,000	7.45%, 08/15/2027	81,188
	Shire Acquisitions Investments Ireland Designated Activity Co
220,000	2.40%, 09/23/2021	216,514
300,000	3.20%, 09/23/2026	293,245
	Smithfield Foods Inc(a)
320,000	2.65%, 10/03/2021	315,724
200,000	4.25%, 02/01/2027	205,184
50,000	Spectrum Brands Inc 6.13%, 12/15/2024	52,938
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 175,000	Sterigenics-Nordion Holdings LLC(a) 6.50%, 05/15/2023	$ 182,437
75,000	Sterigenics-Nordion Topco LLC(a)(d) 8.13%, 11/01/2021 PIK rate, 8.88%	75,750
75,000	Surgery Center Holdings Inc(a)(c) 6.75%, 07/01/2025	70,875
75,000	Sysco Corp 2.50%, 07/15/2021	74,790
150,000	Team Health Holdings Inc(a)(c) 6.38%, 02/01/2025	133,875
	Teleflex Inc
75,000	5.25%, 06/15/2024	78,188
50,000	4.63%, 11/15/2027	50,428
	Tenet Healthcare Corp
75,000	6.75%, 06/15/2023(c)	72,750
50,000	4.63%, 07/15/2024(a)	48,750
	Teva Pharmaceutical Finance Co BV
35,000	2.20%, 07/21/2021	31,968
600,000	3.15%, 10/01/2026	495,254
35,000	Teva Pharmaceutical Finance Netherlands III BV 1.70%, 07/19/2019	34,003
10,000	Teva Pharmaceutical Industries Ltd(c) 2.80%, 07/21/2023	8,707
	THC Escrow Corp III(a)
75,000	5.13%, 05/01/2025	73,125
50,000	7.00%, 08/01/2025(c)	47,000
110,000	Thermo Fisher Scientific Inc 3.00%, 04/15/2023	110,662
120,000	Total System Services Inc 4.80%, 04/01/2026	129,795
	Tyson Foods Inc
280,000	3.55%, 06/02/2027	286,627
250,000	5.15%, 08/15/2044	292,318
75,000	United Rentals Inc 4.88%, 01/15/2028	75,375
75,000	United Rentals North America Inc 5.50%, 05/15/2027	78,938
	Unitedhealth Group Inc
750,000	2.95%, 10/15/2027	747,580
25,000	3.75%, 10/15/2047	25,481
	UnitedHealth Group Inc
165,000	1.70%, 02/15/2019	164,389
105,000	3.38%, 04/15/2027	107,866
160,000	4.75%, 07/15/2045	188,821
60,000	4.25%, 04/15/2047	65,972
100,000	US Foods Inc(a) 5.88%, 06/15/2024	105,000
	Valeant Pharmaceuticals International Escrow Inc(a)
200,000	5.88%, 05/15/2023	185,250
200,000	6.13%, 04/15/2025	183,000
	Valeant Pharmaceuticals International Inc(a)
50,000	7.00%, 03/15/2024	53,500

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 50,000	5.50%, 11/01/2025	$ 50,875
150,000	Verisk Analytics Inc 4.13%, 09/12/2022	156,578
100,000	Vizient Inc(a) 10.38%, 03/01/2024	112,500
50,000	West Street Merger Sub Inc(a) 6.38%, 09/01/2025	50,125
		30,000,179
Diversified — 0.02%
75,000	Trident Merger Sub Inc(a) 6.63%, 11/01/2025	74,812
Energy — 4.57%
50,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(a) 7.50%, 05/01/2025	53,125
	Anadarko Petroleum Corp
500,000	3.45%, 07/15/2024	497,825
20,000	6.60%, 03/15/2046	25,705
190,000	Andeavor Co 4.25%, 12/01/2027	191,575
15,000	Andeavor Logis LP 3.50%, 12/01/2022	14,969
75,000	Antero Midstream Partners LP / Antero Midstream Finance Corp 5.38%, 09/15/2024	77,250
100,000	Antero Resources Corp 5.00%, 03/01/2025	102,000
15,000	Apache Corp 4.25%, 01/15/2044	14,519
75,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(a) 10.00%, 04/01/2022	80,437
1,000,000	BP Capital Markets PLC 2.75%, 05/10/2023	1,000,260
50,000	Callon Petroleum Co 6.13%, 10/01/2024	51,500
	Canadian Natural Resources Ltd
30,000	3.80%, 04/15/2024	30,889
250,000	3.90%, 02/01/2025	257,332
40,000	3.85%, 06/01/2027	40,815
95,000	6.25%, 03/15/2038	118,553
50,000	Carrizo Oil & Gas Inc 8.25%, 07/15/2025	54,938
30,000	Cenovus Energy Inc(c) 4.25%, 04/15/2027	29,919
100,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	108,375
75,000	Cheniere Energy Partners LP(a) 5.25%, 10/01/2025	76,313
	Chesapeake Energy Corp(a)
24,000	8.00%, 12/15/2022	25,890
75,000	8.00%, 06/15/2027(c)	72,000
Principal Amount		Fair Value
Energy — (continued)
$ 500,000	CNPC HK Overseas Capital Ltd(a) 5.95%, 04/28/2041	$ 642,579
350,000	Columbia Pipeline Group Inc 5.80%, 06/01/2045	436,500
25,000	Concho Resources Inc 3.75%, 10/01/2027	25,319
55,000	ConocoPhillips Co 4.95%, 03/15/2026	62,414
75,000	Crownrock LP / Crownrock Financial Inc(a) 5.63%, 10/15/2025	75,375
100,000	CVR Refining LLC / Coffeyville Finance Inc 6.50%, 11/01/2022	103,000
60,000	Devon Energy Corp 3.25%, 05/15/2022	61,025
25,000	Devon Financing Corp LLC 7.88%, 09/30/2031	34,308
690,000	Enbridge Energy Partners LP 5.50%, 09/15/2040	754,826
30,000	Enbridge Inc 3.70%, 07/15/2027	30,118
189,000	Encana Corp 3.90%, 11/15/2021	194,224
50,000	Endeavor Energy(a) 5.75%, 01/30/2028	51,350
75,000	Energy Transfer Equity LP 5.88%, 01/15/2024	78,937
15,000	Energy Transfer LP 5.95%, 10/01/2043	15,937
	Energy Transfer Partners LP
500,000	4.90%, 02/01/2024	528,653
250,000	5.15%, 03/15/2045	243,832
500,000	Enterprise Products Operating LLC 3.90%, 02/15/2024	520,900
100,000	Enviva Partners LP / Finance Co 8.50%, 11/01/2021	106,500
50,000	EP Energy LLC / Everest Acquisition Finance Inc(a)(c) 8.00%, 11/29/2024	51,625
750,000	Florida Gas Transmission Co LLC(a) 5.45%, 07/15/2020	799,869
50,000	Gulfport Energy Corp 6.63%, 05/01/2023	51,000
155,000	Hess Corp 5.80%, 04/01/2047	172,342
100,000	Holly Energy Partners LP(a) 6.00%, 08/01/2024	104,250
400,000	HollyFrontier Corp 5.88%, 04/01/2026	444,949
	Husky Energy Inc
150,000	6.15%, 06/15/2019	157,527
925,000	3.95%, 04/15/2022	956,917
220,000	Kerr-McGee Corp 6.95%, 07/01/2024	259,280
	Kinder Morgan Energy Partners LP
250,000	5.80%, 03/01/2021	271,190
300,000	5.00%, 03/01/2043	304,278

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Energy — (continued)
	Kinder Morgan Inc
$ 140,000	3.15%, 01/15/2023	$ 139,128
90,000	5.55%, 06/01/2045	98,416
50,000	Laredo Petroleum Inc 6.25%, 03/15/2023	51,765
	Marathon Oil Corp
105,000	2.80%, 11/01/2022	103,963
250,000	3.85%, 06/01/2025	254,424
245,000	4.40%, 07/15/2027	255,969
300,000	Marathon Petroleum Corp 4.75%, 09/15/2044	313,184
	MPLX LP
645,000	4.13%, 03/01/2027	660,453
15,000	5.20%, 03/01/2047	16,447
700,000	Nabors Industries Inc(c) 5.10%, 09/15/2023	654,500
20,000	Noble Energy Inc 4.95%, 08/15/2047	21,384
75,000	NuStar Logistics LP 5.63%, 04/28/2027	76,313
50,000	Oasis Petroleum Inc(c) 6.88%, 01/15/2023	51,125
75,000	Parsley Energy LLC(a) 5.63%, 10/15/2027	76,688
	PDC Energy Inc
50,000	6.13%, 09/15/2024	51,750
50,000	5.75%, 05/15/2026(a)	51,250
50,000	Peabody Energy Corp(a) 6.38%, 03/31/2025	52,000
400,000	Petro-Canada 6.80%, 05/15/2038	550,912
	Petroleos Mexicanos
1,025,000	4.88%, 01/18/2024	1,061,849
45,000	6.75%, 09/21/2047	46,973
185,000	Petroleos Mexicanos SA de CV(a) 6.50%, 03/13/2027	202,205
15,000	Phillips 66 Partners LP 3.75%, 03/01/2028	15,002
20,000	Pioneer Natural Resources Co 4.45%, 01/15/2026	21,432
50,000	Precision Drilling Corp 7.75%, 12/15/2023	52,500
	QEP Resources Inc
50,000	5.25%, 05/01/2023(c)	50,593
50,000	5.63%, 03/01/2026	50,688
50,000	Range Resources Corp 4.88%, 05/15/2025	48,250
50,000	RSP Permian Inc 5.25%, 01/15/2025	51,250
850,000	Schlumberger Holdings Corp(a) 4.00%, 12/21/2025	892,997
	SESI LLC
50,000	7.13%, 12/15/2021	51,250
50,000	7.75%, 09/15/2024(a)	53,125
	Shell International Finance BV
215,000	2.88%, 05/10/2026	214,943
800,000	4.13%, 05/11/2035	872,075
70,000	4.38%, 05/11/2045	78,634
175,000	4.00%, 05/10/2046	186,205
Principal Amount		Fair Value
Energy — (continued)
$ 75,000	SM Energy Co(c) 6.75%, 09/15/2026	$ 77,250
200,000	Southeast Supply Header LLC(a) 4.25%, 06/15/2024	206,778
550,000	Southern Natural Gas Co LLC(a) 4.80%, 03/15/2047	604,281
100,000	Southwestern Energy Co 7.75%, 10/01/2027	106,750
50,000	SRC Energy Inc(a) 6.25%, 12/01/2025	51,125
175,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.50%, 08/15/2022	175,000
	Sunoco Logistics Partners
20,000	5.30%, 04/01/2044	19,770
20,000	5.35%, 05/15/2045	19,805
140,000	Sunoco Logistics Partners Operations LP 5.40%, 10/01/2047	141,239
75,000	Targa Pipeline Partners LP / Atlas Pipeline Finance Corp 5.88%, 08/01/2023	75,188
50,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.38%, 02/01/2027	51,313
230,000	TC PipeLines LP 3.90%, 05/25/2027	231,084
	TerraForm Power Operating LLC(a)
50,000	6.63%, 06/15/2025(e)	54,500
50,000	5.00%, 01/31/2028	49,500
50,000	Ultra Resources Inc(a)(c) 7.13%, 04/15/2025	49,875
	Valero Energy Corp
130,000	3.40%, 09/15/2026	130,494
700,000	7.50%, 04/15/2032	943,008
	Weatherford International Ltd(c)
50,000	8.25%, 06/15/2023	50,500
50,000	7.00%, 03/15/2038	42,000
	Whiting Petroleum Corp
50,000	6.25%, 04/01/2023	51,313
50,000	6.63%, 01/15/2026(a)	51,000
	Williams Partners LP
245,000	4.30%, 03/04/2024	256,552
565,000	4.90%, 01/15/2045	598,888
	WPX Energy Inc
50,000	8.25%, 08/01/2023	56,750
50,000	5.25%, 09/15/2024	49,828
		22,036,646
Financial — 12.69%
20,000	ACE Capital Trust II 9.70%, 04/01/2030	30,100
290,000	ACE INA Holdings Inc 3.35%, 05/03/2026	295,885
75,000	Acrisure LLC(a) 7.00%, 11/15/2025	72,282

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Financial — (continued)
$ 600,000	Aflac Inc 3.63%, 06/15/2023	$ 622,984
45,000	AIG Global Funding(a) 2.70%, 12/15/2021	44,972
650,000	Alexandria Real Estate Equities Inc 3.90%, 06/15/2023	671,667
150,000	Ally Financial Inc 5.75%, 11/20/2025	163,500
445,000	American Express Credit Corp 3.30%, 05/03/2027	451,442
	American International Group Inc
85,000	4.13%, 02/15/2024	89,793
30,000	3.88%, 01/15/2035	30,093
675,000	4.50%, 07/16/2044	726,409
	American Tower Corp
75,000	3.45%, 09/15/2021	76,648
200,000	3.13%, 01/15/2027	192,494
350,000	Associated Banc-Corp 4.25%, 01/15/2025	360,300
75,000	Assured Partners Inc(a) 7.00%, 08/15/2025	74,625
495,000	AvalonBay Communities Inc 3.35%, 05/15/2027	498,684
200,000	Banco Santander SA 3.80%, 02/23/2028	199,967
	Bank of America Corp
265,000	2.63%, 10/19/2020	267,205
255,000	2.50%, 10/21/2022	252,252
60,000	3.12%, 01/20/2023	60,857
1,250,000	4.18%, 11/25/2027	1,304,977
830,000	3.82%, 01/20/2028	858,287
220,000	3.71%, 04/24/2028	225,742
1,000,000	3.59%, 07/21/2028	1,016,153
150,000	6.11%, 01/29/2037	191,638
25,000	4.44%, 01/20/2048	28,147
	Bank of New York Mellon Corp
550,000	2.66%, 05/16/2023	549,637
110,000	3.00%, 10/30/2028	106,895
275,000	Bank of Nova Scotia 2.13%, 09/11/2019	274,675
290,000	BB&T Corp 2.75%, 04/01/2022	292,023
230,000	Berkshire Hathaway Inc 3.13%, 03/15/2026	232,542
380,000	Boston Properties LP 3.20%, 01/15/2025	378,699
500,000	Branch Banking & Trust Co 3.80%, 10/30/2026	523,164
75,000	Brandywine Operating Partnership LP 4.10%, 10/01/2024	76,219
320,000	Capital One Financial Corp 4.20%, 10/29/2025	329,144
350,000	Capital One NA 2.95%, 07/23/2021	352,049
	Citigroup Inc
150,000	2.05%, 06/07/2019	149,551
2,375,000	4.05%, 07/30/2022	2,471,587
75,000	2.70%, 10/27/2022	74,189
Principal Amount		Fair Value
Financial — (continued)
$ 100,000	2.88%, 07/24/2023	$ 99,486
30,000	2.52%, 05/17/2024(b) 3-mo. LIBOR + 1.10%	30,461
850,000	3.89%, 01/10/2028	879,574
410,000	4.13%, 07/25/2028	422,436
65,000	3.52%, 10/27/2028	65,287
400,000	Citizens Bank NA 2.25%, 10/30/2020	396,270
460,000	Citizens Financial Group Inc 4.30%, 12/03/2025	482,368
325,000	City National Corp 5.25%, 09/15/2020	348,149
	CNA Financial Corp
500,000	5.88%, 08/15/2020	540,801
80,000	3.45%, 08/15/2027	78,813
515,000	Comerica Inc 3.80%, 07/22/2026	522,328
	Compass Bank
500,000	2.75%, 09/29/2019	501,331
400,000	3.88%, 04/10/2025	401,183
250,000	Credit Suisse Group Funding Guernsey Ltd 3.13%, 12/10/2020	253,161
400,000	Crown Castle International Corp 4.45%, 02/15/2026	419,853
100,000	Deutsche Bank 3.30%, 11/16/2022	99,477
135,000	Deutsche Bank NY 2.70%, 07/13/2020	134,330
400,000	Discover Bank 3.45%, 07/27/2026	394,754
250,000	Discover Financial Services 3.85%, 11/21/2022	256,751
220,000	Fifth Third Bancorp 2.88%, 07/27/2020	222,311
200,000	FMR LLC(a) 7.57%, 06/15/2029	272,463
986,000	General Electric Capital International Funding Co 3.37%, 11/15/2025	1,002,572
	Goldman Sachs Group Inc
15,000	6.15%, 04/01/2018	15,152
295,000	2.60%, 04/23/2020	295,384
600,000	2.60%, 12/27/2020	599,888
1,250,000	5.25%, 07/27/2021	1,354,603
115,000	2.35%, 11/15/2021	113,244
855,000	2.88%, 10/31/2022	852,456
90,000	2.91%, 07/24/2023	89,360
340,000	3.27%, 09/29/2025	338,552
500,000	3.50%, 11/16/2026	502,801
650,000	3.85%, 01/26/2027	667,158
20,000	3.69%, 06/05/2028	20,283
165,000	6.75%, 10/01/2037	220,727
30,000	4.75%, 10/21/2045	34,335
310,000	Hartford Financial Services Group Inc 4.30%, 04/15/2043	331,919
510,000	Health Care REIT Inc 4.00%, 06/01/2025	527,243

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Financial — (continued)
$ 575,000	Healthcare Trust of America Holdings LP 3.70%, 04/15/2023	$ 587,795
	Host Hotels & Resorts LP
470,000	4.00%, 06/15/2025	480,194
100,000	4.50%, 02/01/2026	104,668
	HSBC Holdings PLC
365,000	3.40%, 03/08/2021	373,031
290,000	5.10%, 04/05/2021	311,556
1,400,000	HSBC USA Inc 3.50%, 06/23/2024	1,437,276
50,000	Hub Holdings LLC / Hub Holdings Finance Inc(a)(d) 8.13%, 07/15/2019 PIK rate, 8.88%	50,063
200,000	Hub International Ltd(a) 7.88%, 10/01/2021	208,250
180,000	Invesco Finance PLC 3.75%, 01/15/2026	186,038
300,000	Jefferies Group LLC 6.88%, 04/15/2021	335,580
	JPMorgan Chase & Co
550,000	4.50%, 01/24/2022	588,462
2,195,000	3.38%, 05/01/2023	2,230,803
165,000	2.70%, 05/18/2023	163,893
290,000	2.59%, 10/24/2023(b) 3-mo. LIBOR + 1.23%	297,508
120,000	3.22%, 03/01/2025	120,910
395,000	2.95%, 10/01/2026	387,876
60,000	4.25%, 10/01/2027	63,752
500,000	3.78%, 02/01/2028	517,979
400,000	3.54%, 05/01/2028	406,820
	Kimco Realty Corp
90,000	3.40%, 11/01/2022	91,770
110,000	2.80%, 10/01/2026	103,804
480,000	3.80%, 04/01/2027(c)	484,660
	Liberty Mutual Group Inc(a)
235,000	5.00%, 06/01/2021	251,311
850,000	4.95%, 05/01/2022	917,075
390,000	Liberty Property LP 3.75%, 04/01/2025	399,286
	Lincoln National Corp
225,000	4.20%, 03/15/2022	236,918
400,000	3.63%, 12/12/2026	408,071
400,000	Manufacturers & Traders Trust Co 2.50%, 05/18/2022	398,228
140,000	Marsh & McLennan Cos Inc 4.05%, 10/15/2023	147,447
	Massachusetts Mutual Life Insurance Co(a)
20,000	8.88%, 06/01/2039	33,121
350,000	4.50%, 04/15/2065	371,531
350,000	MetLife Inc 4.05%, 03/01/2045	366,723
50,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc 5.63%, 05/01/2024	53,250
500,000	Mid-America Apartments LP 3.75%, 06/15/2024	513,804
Principal Amount		Fair Value
Financial — (continued)
	Morgan Stanley
$ 480,000	2.50%, 01/24/2019	$ 481,191
110,000	2.63%, 11/17/2021	109,486
35,000	2.75%, 05/19/2022	34,867
1,000,000	4.10%, 05/22/2023	1,041,687
1,500,000	5.00%, 11/24/2025	1,640,966
300,000	3.63%, 01/20/2027	306,950
135,000	3.95%, 04/23/2027	137,051
220,000	3.59%, 07/22/2028	221,959
370,000	National Rural Utilities Cooperative Finance Corp 5.25%, 04/20/2046	397,369
950,000	Nationwide Mutual Insurance Co(a) 9.38%, 08/15/2039	1,614,583
	Navient Corp
50,000	6.50%, 06/15/2022	52,450
50,000	5.50%, 01/25/2023	49,875
100,000	5.88%, 10/25/2024	99,250
800,000	New York Life Insurance Co(a) 6.75%, 11/15/2039	1,155,703
75,000	NFP Corp(a) 6.88%, 07/15/2025	75,563
1,000,000	Northwestern Mutual Life Insurance Co(a) 6.06%, 03/30/2040	1,341,521
510,000	Pacific Life Insurance Co(a) 4.30%, 10/24/2067	511,581
	Physicians Realty LP
260,000	4.30%, 03/15/2027	264,470
500,000	3.95%, 01/15/2028	494,040
300,000	Principal Financial Group Inc 3.10%, 11/15/2026	296,209
135,000	Principal Life Global Funding II(a) 2.20%, 04/08/2020	134,478
	Quicken Loans Inc(a)
125,000	5.75%, 05/01/2025	129,376
50,000	5.25%, 01/15/2028	49,360
540,000	Regions Financial Corp 3.20%, 02/08/2021	549,380
215,000	Royal Bank Of Canada 2.15%, 10/26/2020	213,596
160,000	Santander Holdings USA Inc(a) 3.70%, 03/28/2022	161,906
550,000	State Street Corp 3.30%, 12/16/2024	567,954
	Stifel Financial Corp
240,000	3.50%, 12/01/2020	241,868
300,000	4.25%, 07/18/2024	307,232
	SunTrust Banks Inc
310,000	2.90%, 03/03/2021	313,442
200,000	3.30%, 05/15/2026	198,025
590,000	Tanger Properties LP 3.13%, 09/01/2026	561,454
350,000	TD Ameritrade Holding Corp 3.30%, 04/01/2027	353,080
125,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(a) 6.75%, 06/01/2025	127,188

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Financial — (continued)
$ 200,000	UBS AG London(a) 2.45%, 12/01/2020	$ 199,397
	UDR Inc
500,000	4.63%, 01/10/2022	530,246
200,000	3.50%, 01/15/2028	199,560
75,000	USIS Merger Sub Inc(a) 6.88%, 05/01/2025	75,750
200,000	Vantiv LLC / Vantiv Issuer Corp(a) 4.38%, 11/15/2025	202,536
105,000	Ventas Realty LP / Ventas Capital Corp 4.75%, 06/01/2021	111,258
	Visa Inc
75,000	2.80%, 12/14/2022	76,088
250,000	3.15%, 12/14/2025	255,510
340,000	2.75%, 09/15/2027	335,360
70,000	4.30%, 12/14/2045	79,581
	Wells Fargo & Co
75,000	2.63%, 07/22/2022	74,587
355,000	3.07%, 01/24/2023	357,623
75,000	3.00%, 04/22/2026	73,563
750,000	4.30%, 07/22/2027	798,373
205,000	3.58%, 05/22/2028	208,928
340,000	4.90%, 11/17/2045	384,466
55,000	4.40%, 06/14/2046	57,952
275,000	4.75%, 12/07/2046	307,070
45,000	Willis North America Inc 3.60%, 05/15/2024	45,738
500,000	WP Carey Inc 4.60%, 04/01/2024	522,228
		61,165,118
Industrial — 3.58%
700,000	Airbus SE(a) 3.15%, 04/10/2027	702,008
800,000	Alcoa Inc 5.87%, 02/23/2022	866,000
	Allegion US Holding Co Inc
175,000	3.20%, 10/01/2024	172,944
310,000	3.55%, 10/01/2027	306,531
200,000	ARD Finance SA(d) 7.13%, 09/15/2023 PIK rate, 7.88%	209,000
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(a) 7.25%, 05/15/2024	217,750
470,000	BAE Systems Holdings Inc(a) 3.85%, 12/15/2025	487,298
150,000	Berry Plastics Corp 5.50%, 05/15/2022	154,500
50,000	Building Materials Corp of America(a) 6.00%, 10/15/2025	53,375
	Burlington Northern Santa Fe LLC
15,000	3.25%, 06/15/2027(c)	15,340
750,000	5.75%, 05/01/2040	976,527
115,000	4.13%, 06/15/2047	125,886
Principal Amount		Fair Value
Industrial — (continued)
	BWAY Holding Co(a)
$ 75,000	5.50%, 04/15/2024	$ 78,000
150,000	7.25%, 04/15/2025	154,875
125,000	Caterpillar Financial Services Corp 1.85%, 09/04/2020	123,532
50,000	CD&R Waterworks Merger(a) 6.13%, 08/15/2025	50,750
240,000	CNH Industrial NV 2.75%, 03/18/2019	239,550
180,000	CSX Corp 3.25%, 06/01/2027	179,771
607,000	Embraer Overseas Ltd(a) 5.70%, 09/16/2023	663,147
120,000	Federal Express Corp 4.55%, 04/01/2046	131,666
150,000	Flex Acquisition Co Inc(a) 6.88%, 01/15/2025	155,340
75,000	Fortive Corp 2.35%, 06/15/2021	74,336
175,000	Gates Global LLC / Gates Global Co(a) 6.00%, 07/15/2022	178,937
144,000	General Electric Capital Corp 5.50%, 01/08/2020	152,889
170,000	Hexcel Corp 3.95%, 02/15/2027	173,260
100,000	Hillman Group Inc(a) 6.38%, 07/15/2022	99,750
320,000	Huntington Ingalls Inds Inc(a) 3.48%, 12/01/2027	319,200
550,000	Ingram Micro Inc 5.45%, 12/15/2024	546,137
50,000	Jeld Wen(a) 4.88%, 12/15/2027	50,500
50,000	JPW Industries Holding Corp(a) 9.00%, 10/01/2024	52,250
500,000	Kansas City Southern de Mexico SA de CV 3.00%, 05/15/2023	495,593
400,000	Keysight Technologies Inc 4.55%, 10/30/2024	424,275
50,000	Koppers Inc(a) 6.00%, 02/15/2025	53,000
165,000	Lennox International Inc 3.00%, 11/15/2023	162,900
	Lockheed Martin Corp
480,000	3.80%, 03/01/2045	485,684
77,000	4.09%, 09/15/2052	80,520
300,000	Masco Corp 3.50%, 11/15/2027	295,659
50,000	Masonite International Corp(a) 5.63%, 03/15/2023	52,265
360,000	Molex Electronic Technologies LLC(a) 3.90%, 04/15/2025	366,992
	Multi-Color Corp(a)
75,000	6.13%, 12/01/2022	78,281
50,000	4.88%, 11/01/2025	50,188
555,000	Northrop Grumman Corp 3.25%, 01/15/2028	555,637

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Industrial — (continued)
	Owens-Brockway Glass Container Inc(a)
$ 50,000	5.38%, 01/15/2025	$ 52,750
50,000	6.38%, 08/15/2025	55,875
460,000	Packaging Corp of America 3.65%, 09/15/2024	471,568
50,000	Pactiv LLC 7.95%, 12/15/2025	56,625
	Park Aerospace Holdings Ltd(a)
50,000	5.25%, 08/15/2022	49,688
150,000	5.50%, 02/15/2024	148,875
	Parker Hannifin Corp
200,000	3.25%, 03/01/2027	201,707
430,000	4.10%, 03/01/2047	461,773
400,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 3.40%, 11/15/2026	394,840
50,000	Ply Gem Industries Inc 6.50%, 02/01/2022	51,625
	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
100,000	5.75%, 10/15/2020	101,500
50,000	7.00%, 07/15/2024(a)(c)	53,550
	Roper Technologies Inc
130,000	3.85%, 12/15/2025	134,179
210,000	3.80%, 12/15/2026	216,504
75,000	RSI Home Products Inc(a) 6.50%, 03/15/2023	78,562
800,000	Siemens Financieringsmat NV(a) 3.40%, 03/16/2027	814,954
75,000	Standard Industries Inc(a) 5.00%, 02/15/2027	76,688
50,000	Tervita Escrow Corp(a) 7.63%, 12/01/2021	50,125
250,000	Textron Financial Corp(a)(b) 3.15%, 02/15/2042 3-mo. LIBOR + 1.74%	220,625
	Textron Inc
300,000	4.30%, 03/01/2024	317,191
155,000	3.88%, 03/01/2025	160,637
	TransDigm Inc
50,000	5.50%, 10/15/2020	50,625
75,000	6.50%, 07/15/2024	76,875
125,000	6.38%, 06/15/2026	126,719
75,000	TTM Technologies Inc(a) 5.63%, 10/01/2025	76,875
50,000	USG Corp(a) 4.88%, 06/01/2027	51,828
	Valmont Industries Inc
51,000	6.63%, 04/20/2020	55,484
400,000	5.25%, 10/01/2054	413,493
	WESCO Distribution Inc
75,000	5.38%, 12/15/2021	76,875
50,000	5.38%, 06/15/2024	51,375
335,000	Westinghouse Air Brake Co 3.45%, 11/15/2026	327,525
	Worthington Industries Inc
450,000	6.50%, 04/15/2020	487,194
250,000	4.55%, 04/15/2026	258,976
145,000	4.30%, 08/01/2032	145,540
Principal Amount		Fair Value
Industrial — (continued)
$ 50,000	Wrangler Buyer Corp(a) 6.00%, 10/01/2025	$ 51,500
		17,232,768
Technology — 2.18%
425,000	Adobe Systems Inc 3.25%, 02/01/2025	436,369
	Apple Inc
800,000	3.25%, 02/23/2026	816,243
145,000	3.35%, 02/09/2027	148,492
1,000,000	2.90%, 09/12/2027	987,850
475,000	3.85%, 08/04/2046	494,553
	Applied Materials Inc
20,000	3.30%, 04/01/2027	20,336
15,000	4.35%, 04/01/2047	16,811
125,000	BMC Software Finance Inc(a) 8.13%, 07/15/2021	125,781
1,370,000	BMC Software Inc 7.25%, 06/01/2018	1,387,125
	Broadcom Corp / Broadcom Cayman Finance Ltd(a)
270,000	3.00%, 01/15/2022	267,682
100,000	3.63%, 01/15/2024	99,418
100,000	CDW LLC / CDW Finance Corp 5.50%, 12/01/2024	108,750
	Diamond 1 Finance Corp / Diamond 2 Finance Corp(a)
200,000	4.42%, 06/15/2021	208,384
125,000	7.13%, 06/15/2024	136,858
240,000	6.02%, 06/15/2026	264,565
75,000	Ensemble Merger Sub Inc(a) 9.00%, 09/30/2023	79,312
75,000	Entegris Inc(a) 4.63%, 02/10/2026	76,125
	First Data Corp(a)
75,000	7.00%, 12/01/2023	79,313
200,000	5.75%, 01/15/2024	207,700
	Hewlett Packard Enterprise Co
660,000	3.60%, 10/15/2020	673,812
145,000	4.90%, 10/15/2025	153,046
125,000	Inception Merger Sub Inc / Rackspace Hosting Inc(a)(c) 8.63%, 11/15/2024	133,437
100,000	Infor Software Parent LLC / Infor Software Parent Inc(a)(d) 7.13%, 05/01/2021 PIK rate, 7.88%	102,250
150,000	Infor US Inc 6.50%, 05/15/2022	155,250
	Intel Corp
130,000	2.35%, 05/11/2022	129,567
120,000	4.10%, 05/19/2046	132,201
75,000	Italics Merger Sub Inc(a) 7.13%, 07/15/2023	76,688
100,000	JDA Escrow LLC / JDA Bond Finance Inc(a) 7.38%, 10/15/2024	104,750
110,000	Lam Research Corp 2.80%, 06/15/2021	110,680

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Technology — (continued)
	Microsoft Corp
$ 185,000	2.65%, 11/03/2022	$ 186,330
200,000	2.40%, 08/08/2026	192,819
45,000	3.30%, 02/06/2027	46,404
100,000	4.25%, 02/06/2047	114,217
590,000	3.95%, 08/08/2056	629,053
	Nuance Communications Inc
50,000	6.00%, 07/01/2024	53,625
50,000	5.63%, 12/15/2026	52,063
	Oracle Corp
50,000	2.95%, 11/15/2024	50,347
500,000	3.25%, 11/15/2027	508,329
95,000	3.80%, 11/15/2037	99,636
35,000	4.00%, 07/15/2046	37,205
100,000	Project Homestake Merger(a) 8.88%, 03/01/2023	94,375
545,000	QUALCOMM Inc 2.10%, 05/20/2020	542,674
50,000	Sensata Technologies BV(a) 5.63%, 11/01/2024	54,938
100,000	Solera LLC / Solera Finance Inc(a) 10.50%, 03/01/2024	112,498
		10,507,861
Utilities — 3.25%
110,000	Alabama Power Co 2.45%, 03/30/2022	109,297
190,000	Ameren Corp 3.65%, 02/15/2026	194,661
	AmeriGas Partners LP / AmeriGas Finance Corp
50,000	5.63%, 05/20/2024	52,000
50,000	5.50%, 05/20/2025	50,500
50,000	5.88%, 08/20/2026	51,500
450,000	Appalachian Power Co 3.40%, 06/01/2025	459,050
820,000	Atmos Energy Corp 4.13%, 10/15/2044	894,628
550,000	Berkshire Hathaway Energy Co 5.95%, 05/15/2037	720,062
	Calpine Corp
150,000	5.75%, 01/15/2025(c)	142,687
50,000	5.25%, 06/01/2026(a)	49,001
115,000	Centerpoint Energy Resources 2.50%, 09/01/2022	113,254
300,000	Consolidated Edison Co of New York Inc 4.63%, 12/01/2054	343,050
175,000	Dominion Energy Inc 2.85%, 08/15/2026	168,958
170,000	Dominion Resources Inc 1.88%, 01/15/2019	169,479
75,000	DTE Energy Co 1.50%, 10/01/2019	73,827
	Duke Energy Corp
110,000	3.55%, 09/15/2021	113,512
220,000	2.65%, 09/01/2026	210,738
675,000	3.75%, 09/01/2046	666,869
Principal Amount		Fair Value
Utilities — (continued)
$ 115,000	Duke Energy Progress LLC 3.70%, 10/15/2046	$ 117,342
350,000	EDP Finance BV(a) 3.63%, 07/15/2024	352,493
	Electricite de France SA(a)
500,000	5.63%, Perpetual(f)	516,250
925,000	5.60%, 01/27/2040	1,093,052
	Emera US Finance LP
250,000	3.55%, 06/15/2026	250,651
400,000	4.75%, 06/15/2046	437,540
	Enel Finance International NV(a)
300,000	6.00%, 10/07/2039	373,001
200,000	4.75%, 05/25/2047	216,358
350,000	Eversource Energy 2.90%, 10/01/2024	347,256
	Exelon Corp
110,000	2.45%, 04/15/2021	109,491
300,000	4.45%, 04/15/2046	325,720
130,000	FirstEnergy Corp 3.90%, 07/15/2027	133,166
	Fortis Inc
30,000	2.10%, 10/04/2021	29,280
610,000	3.06%, 10/04/2026	588,818
120,000	Georgia Power Co 2.40%, 04/01/2021	118,910
90,000	Great Plains Energy Inc 4.85%, 06/01/2021	95,316
515,000	Gulf Power Co 4.55%, 10/01/2044	557,080
170,000	Kansas City Power & Light Co 3.65%, 08/15/2025	173,964
1,275,000	National Fuel Gas Co 3.75%, 03/01/2023	1,291,598
500,000	NextEra Energy Capital Holdings Inc 3.55%, 05/01/2027	509,177
	NiSource Finance Corp
135,000	4.38%, 05/15/2047	147,831
300,000	3.95%, 03/30/2048	307,020
	NRG Energy Inc
75,000	6.25%, 05/01/2024	78,563
50,000	7.25%, 05/15/2026	54,437
50,000	6.63%, 01/15/2027	52,875
40,000	Oncor Electric Delivery Co LLC 2.95%, 04/01/2025	39,899
	Pacific Gas & Electric Co
110,000	6.05%, 03/01/2034	138,564
70,000	4.75%, 02/15/2044	77,534
100,000	Pennsylvania Electric Co(a) 4.15%, 04/15/2025	104,673
500,000	PPL Capital Funding Inc 4.70%, 06/01/2043	558,369
400,000	Public Service Enterprise Group Inc 2.00%, 11/15/2021	390,454
300,000	Sempra Energy 3.55%, 06/15/2024	307,392
80,000	Sierra Pacific Power Company 2.60%, 05/01/2026	77,282

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Utilities — (continued)
$ 55,000	South Carolina Electric & Gas Co 5.10%, 06/01/2065	$ 62,863
	Southern Co
90,000	2.95%, 07/01/2023	90,030
200,000	3.25%, 07/01/2026	196,092
30,000	4.40%, 07/01/2046	31,920
15,000	Southern Co Gas Capital Corp 2.45%, 10/01/2023	14,514
250,000	TECO Finance Inc 5.15%, 03/15/2020	263,103
450,000	WEC Energy Group Inc 3.55%, 06/15/2025	459,970
		15,672,921
TOTAL CORPORATE BONDS AND NOTES — 40.92% (Cost $190,985,503)		$197,198,526
FOREIGN GOVERNMENT BONDS AND NOTES
285,000	Abu Dhabi(a) 3.13%, 10/11/2027	278,661
200,000	Colombia Government International Bond(c) 4.38%, 07/12/2021	210,900
500,000	Corp Andina de Fomento 4.38%, 06/15/2022	532,695
200,000	Japan Bank for International Cooperation 2.13%, 07/21/2020	198,459
	Mexico Government International Bond
520,000	4.75%, 03/08/2044	525,720
60,000	5.75%, 10/12/2110	63,900
250,000	Oman Government International Bond(a) 5.38%, 03/08/2027	252,186
200,000	Saudi Government International Bond(a) 4.63%, 10/04/2047	204,261
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.47% (Cost $2,235,920)		$ 2,266,782
MORTGAGE-BACKED SECURITIES
Non-Agency — 2.34%
77,945	Angel Oak Mortgage Trust(a)(b) Series 2017-3 Class A1 2.71%, 11/25/2047 1-yr. LIBOR + 3.76%	77,413
82,585	Angel Oak Mortgage Trust I LLC(a)(b) Series 2017-2 Class A1 2.48%, 07/25/2047 1-yr. LIBOR + 3.83%	81,841
	BANK
	Series 2017-BNK8 Class A4
350,000	3.49%, 11/15/2050	359,235
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2017-BNK9 Class A4
$ 279,000	3.54%, 11/15/2054	$ 287,302
228,000	Barclays Commercial Mortgage Securities LLC(a)(b) Series 2017-DELC Class A 2.33%, 08/15/2036 1-mo. LIBOR + 0.85%	228,213
235,000	BBCMS Mortgage Trust Series 2017-C1 Class A4 3.67%, 02/15/2050	244,955
248,000	CFCRE Commercial Mortgage Trust Series 2016-C3 Class A3 3.87%, 01/10/2048	259,788
216,946	CIM Commercial Trust(a) Series 2017-7 Class A 3.00%, 04/25/2057	217,586
2,500,000	Citigroup Commercial Mortgage Trust Series 2013-GC11 Class B 3.73%, 04/10/2046	2,517,836
	COLT Mortgage Loan Trust(a)
	Series 2017-1 Class A1
68,524	2.61%, 05/27/2047	68,568
	Series 2017-2 Class A1A
197,400	2.42%, 10/25/2047	197,725
250,000	CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4 3.72%, 08/15/2048	259,949
67,133	CSMC Trust(a) Series 2017-FHA1 Class A1 3.25%, 04/25/2047	67,889
	Deephaven Residential Mortgage Trust(a)(b)
	Series 2017-2A Class A1
79,212	2.45%, 06/25/2047(g)	78,320
	Series 2017-3A Class A1
94,899	2.58%, 10/25/2047(h)	94,893
220,000	Goldman Sachs Mortgage Securities Trust Series 2017-GS5 Class A4 3.67%, 03/10/2050	230,132
675,000	GS Mortgage Securities Trust Series 2014-GC24 Class B 4.51%, 09/10/2047	706,381
	JPMBB Commercial Mortgage Securities Trust
	Series 2014-C22 Class A4
249,000	3.80%, 09/15/2047	260,885
	Series 2015-C32 Class A5
261,000	3.60%, 11/15/2048	270,466
130,000	JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class A3 3.14%, 12/15/2049	130,260
97,174	MetLife Securitization Trust(a) Series 2017-1A Class A 3.00%, 04/25/2055	98,147

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Non-Agency — (continued)
$ 87,369	MFA Trust(a) Series 2017-RPL-1 Class A1 2.59%, 02/25/2057	$ 86,320
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2016-C28 Class A4
235,000	3.54%, 01/15/2049	242,285
	Series 2016-C31 Class A5
65,000	3.10%, 11/15/2049	64,887
	New Residential Mortgage Loan Trust(a)
	Series 2015-1A Class A3
102,372	3.75%, 05/28/2052	104,732
	Series 2017-2A Class A3
240,596	4.00%, 03/25/2057	248,656
	Series 2017-3A Class A1
136,756	4.00%, 04/25/2057	140,817
	Series 2017-4A Class A1
169,189	4.00%, 05/25/2057	174,385
	Series 2017-5A Class A1
203,309	3.05%, 06/25/2057(b) 1-mo. LIBOR + 1.50%	208,277
265,000	SG Commercial Mortgage Securities Trust Series 2016-C5 Class A4 3.06%, 10/10/2048	261,099
2,425,000	UBS-Barclays Commercial Mortgage Trust(a) Series 2013-C6 Class B 3.88%, 04/10/2046	2,459,906
	Wells Fargo Commercial Mortgage Trust
	Series 2016-LC24 Class A4
275,000	2.94%, 10/15/2049	271,532
	Series 2017-RB1 Class A5
276,000	3.64%, 03/15/2050	286,672
		11,287,352
U.S. Government Agency — 19.09%
	Federal Home Loan Mortgage Corp
3,700,000	3.00%, TBA	3,729,220
2,000,000	3.50%, TBA	2,054,800
1,153	5.50%, 02/01/2018	1,154
15,889	4.00%, 12/01/2020	16,356
4,167	4.50%, 04/01/2021	4,253
10,775	6.00%, 05/01/2021	11,028
13,398	4.50%, 07/01/2021	13,589
9,310	5.00%, 03/01/2022	9,775
928,860	3.00%, 09/01/2027	947,303
13,500	6.00%, 11/01/2033	15,286
9,810	6.00%, 04/01/2035	10,961
35,209	4.50%, 05/01/2035	37,588
145,066	5.50%, 08/01/2035	160,958
53,565	4.50%, 11/01/2035	57,034
5,881	6.50%, 02/01/2036	6,515
21,565	4.50%, 03/01/2036	23,019
21,204	6.00%, 03/01/2036	23,931
15,832	5.50%, 06/01/2036	17,296
54,628	5.50%, 08/01/2036	59,953
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 5,004	6.00%, 08/01/2037	$ 5,591
30,419	7.00%, 08/01/2037	32,819
123,973	5.00%, 04/01/2038	134,821
306,913	5.50%, 05/01/2038	338,916
201,881	4.50%, 03/01/2039	215,367
259,494	4.50%, 05/01/2039	276,613
208,266	4.00%, 09/01/2040	218,715
516,976	5.00%, 09/01/2040	562,878
73,610	4.00%, 09/01/2043	77,286
1,933,319	4.00%, 03/01/2044	2,023,853
684,372	4.50%, 04/01/2044	728,239
4,456,883	3.50%, 12/01/2044	4,599,028
1,263,609	4.50%, 12/01/2044	1,345,034
3,185,587	3.50%, 05/01/2046	3,277,787
2,500,732	3.50%, 06/01/2046	2,573,093
873,631	3.00%, 02/01/2047	875,361
1,860,945	3.00%, 03/01/2047	1,863,893
982,390	3.50%, 09/01/2047	1,010,837
3,651,792	4.00%, 10/01/2047	3,820,581
1,338,710	4.00%, 11/01/2047	1,402,235
	Federal Home Loan Mortgage Corp Multifamily Mortgage Trust(a)
	Series 2017-K728 Class B
55,000	3.65%, 09/25/2024	54,498
	Series 2017-K64 Class B
25,000	3.98%, 03/25/2027	25,268
	Series 2017-K65 Class B
65,000	4.07%, 05/25/2027	66,755
	Series 2017-K66 Class B
59,000	4.03%, 07/25/2027	60,402
	Series 2017-K68 Class B
40,000	3.84%, 08/25/2027	39,695
	Series 2013-K25 Class B
849,000	3.62%, 11/25/2045	865,728
	Series 2015-K49 Class B
800,000	3.72%, 10/25/2048	807,931
	Series 2017-K726 Class B
75,000	3.97%, 07/25/2049	75,741
	Series 2017-K67 Class B
35,000	3.94%, 09/25/2049	35,152
	Series 2017-K69 Class B
75,000	3.73%, 10/25/2049	73,700
	Series 2017-K729 Class B
155,000	3.67%, 11/25/2049	153,371
	Series 2017-K71 Class B
140,000	3.75%, 11/25/2050	138,033
190,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series K068 Class A2 3.24%, 08/25/2027	195,601
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes(b)
	Series 2014-DN1 Class M3
110,000	6.05%, 02/25/2024 1-mo. LIBOR + 4.50%	128,497
	Series 2014-DN2 Class M2

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 256,289	3.20%, 04/25/2024 1-mo. LIBOR + 1.65%	$ 260,211
	Series 2014-DN2 Class M3
165,000	5.15%, 04/25/2024 1-mo. LIBOR + 3.60%	184,070
	Federal National Mortgage Association
1,500,000	3.00%, TBA	1,528,200
500,000	3.50%, TBA	513,650
590	5.00%, 02/01/2018	600
5,216	4.50%, 06/01/2018	5,303
260,000	3.00%, 07/01/2027	262,248
345,000	3.16%, 08/01/2027	352,915
365,111	2.88%, 11/01/2027	364,516
1,225,662	3.50%, 01/01/2031	1,268,438
312,791	3.01%, 07/01/2032	311,209
387,439	3.04%, 07/01/2032	386,598
160,000	3.09%, 07/01/2032	160,144
385,000	3.10%, 07/01/2032	385,636
2,829,651	3.00%, 10/01/2032	2,884,373
228,608	3.19%, 07/01/2033	227,439
16,882	4.50%, 08/01/2035	18,053
34,605	6.00%, 02/01/2036	39,242
111,941	5.50%, 03/01/2036	123,876
82,441	6.50%, 06/01/2036	91,381
75,742	6.00%, 02/01/2037	84,675
101,912	6.00%, 03/01/2037	115,230
453	6.50%, 04/01/2037	502
64,118	6.00%, 08/01/2037	72,500
36,235	6.50%, 08/01/2037	41,102
1,217,794	4.00%, 02/01/2041	1,280,688
7,657,267	4.50%, 02/01/2041	8,209,391
664,615	4.00%, 10/01/2041	698,325
1,085,299	4.00%, 01/01/2045	1,136,715
835,574	3.50%, 08/01/2045	858,843
2,929,688	4.00%, 01/01/2046	3,066,483
2,351,379	4.00%, 07/01/2046	2,461,250
5,450,245	4.00%, 10/01/2046	5,705,396
1,744,254	4.00%, 12/01/2046	1,825,842
1,804,826	3.50%, 01/01/2047	1,855,087
7,331,123	4.00%, 06/01/2047	7,676,992
2,445,733	3.50%, 08/01/2047	2,513,903
	Federal National Mortgage Association Connecticut Avenue Securities(b)
	Series 2014-C02 Class 1M2
430,000	4.15%, 05/25/2024 1-mo. LIBOR + 2.60%	456,463
	Series 2014-C03 Class 1M2
505,813	4.55%, 07/25/2024 1-mo. LIBOR + 3.00%	540,667
	Government National Mortgage Association
1,500,000	3.00%, TBA	1,513,200
2,800,000	3.50%, TBA	2,896,600
2,000,000	4.00%, TBA	2,086,000
1,100,000	4.50%, TBA	1,153,790
650,362	4.00%, 02/20/2045	681,984
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 373,006	4.50%, 01/20/2046	$ 393,703
		91,996,771
TOTAL MORTGAGE-BACKED SECURITIES — 21.43% (Cost $103,533,447)		$103,284,123
MUNICIPAL BONDS AND NOTES
530,000	Alabama State Federal Aid 5.00%, 09/01/2031	650,739
540,000	Indiana Finance Authority 5.00%, 02/01/2029	661,857
70,000	New Jersey Turnpike Authority 5.00%, 01/01/2029	86,017
360,000	New York State Urban Development Corp 5.00%, 03/15/2030	443,362
360,000	Ohio Water Development Authority 5.00%, 06/01/2030	442,508
50,000	Regents of the University of California Medical Center Pooled Revenue 6.58%, 05/15/2049	70,337
	State of California
340,000	7.55%,04/01/2039	535,027
145,000	7.35%,11/01/2039	217,604
105,000	State of Illinois 5.67%, 03/01/2018	105,571
500,000	State of Ohio 5.00%, 09/01/2028	634,560
55,000	State of Virginia 5.00%, 05/15/2026	67,463
360,000	State of Washington 5.00%, 08/01/2030	441,040
360,000	State of Wisconsin 5.00%, 11/01/2029	444,233
75,000	University of Colorado Co Enterprise 5.00%, 06/01/2027	92,978
TOTAL MUNICIPAL BONDS AND NOTES — 1.02% (Cost $4,822,140)		$ 4,893,296
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
2,200,000	0.13%, 01/15/2022	2,388,835
2,410,000	0.13%, 07/15/2022(i)(j)	2,582,600
2,075,000	0.38%, 07/15/2023	2,216,966
580,000	0.13%, 07/15/2024	595,778
2,600,000	0.13%, 07/15/2026	2,616,081
1,193,000	0.38%, 01/15/2027	1,210,315
1,000,000	0.75%, 02/15/2045	1,054,531
	United States Treasury Note/Bond
2,640,000	3.13%, 05/15/2019	2,684,999
1,500,000	1.50%, 11/30/2019	1,488,981

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 2,345,000	8.75%, 08/15/2020	$ 2,750,343
5,872,000	8.13%, 08/15/2021(i)(j)	7,110,181
12,000,000	1.88%, 03/31/2022	11,863,592
4,700,000	1.75%, 04/30/2022	4,618,638
1,568,000	1.88%, 04/30/2022	1,549,125
5,500,000	1.63%, 08/31/2022	5,363,387
205,000	1.88%, 08/31/2022	202,094
2,650,000	1.88%, 09/30/2022	2,611,277
1,735,000	2.00%, 02/15/2023	1,716,912
1,400,000	1.75%, 05/15/2023	1,365,259
2,030,000	1.38%, 08/31/2023	1,934,866
1,500,000	2.00%, 06/30/2024	1,470,949
2,705,000	2.38%, 08/15/2024	2,713,033
3,100,000	2.13%, 09/30/2024	3,060,278
2,500,000	2.13%, 11/30/2024	2,466,586
14,940,000	2.00%, 02/15/2025	14,600,775
280,000	2.13%, 05/15/2025	275,653
1,740,000	2.00%, 08/15/2025	1,695,850
2,990,000	2.25%, 11/15/2025	2,962,929
1,330,000	1.63%, 02/15/2026	1,255,668
930,000	1.63%, 05/15/2026	875,693
9,535,000	0.38%, 07/15/2027	9,570,601
2,500,000	2.25%, 11/15/2027	2,463,950
265,000	4.50%, 08/15/2039(c)	345,865
1,515,000	4.63%, 02/15/2040	2,012,869
420,000	3.63%, 02/15/2044	490,418
3,900,000	3.00%, 11/15/2044	4,091,945
5,800,000	2.50%, 02/15/2045	5,523,054
2,445,000	2.88%, 08/15/2045	2,504,709
4,420,000	3.00%, 11/15/2045	4,636,797
260,000	2.50%, 05/15/2046	247,044
4,220,000	2.25%, 08/15/2046(c)	3,802,318
2,296,000	2.88%, 11/15/2046	2,352,673
2,000,000	3.00%, 02/15/2047	2,101,044
1,655,000	2.75%, 08/15/2047	1,655,209
700,000	2.75%, 11/15/2047	700,361
TOTAL U.S. TREASURY BONDS AND NOTES — 27.35% (Cost $132,180,225)		$131,801,031
Shares
INVESTMENT COMPANIES
1,488,760	Federated Emerging Markets Core Fund(k)(l)	15,081,139
1,358,491	Federated Project Trade and Finance Fund(k)(l)	12,335,104
TOTAL INVESMENT COMPANIES — 5.69% (Cost $27,624,654)		$ 27,416,243
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Commercial Paper — 1.63%
$ 1,000,000	Australia & New Zealand Banking Group(a)(b) 1.50%, 01/08/2018 1-mo. LIBOR + 0.09%	$ 1,000,028
800,000	Fairway Finance Corp 1.63%, 02/08/2018	798,577
1,100,000	Gotham Funding Corp 1.57%, 01/08/2018	1,099,574
1,000,000	JP Morgan Securities LLC 1.52%, 01/04/2018	999,792
1,000,000	Province of British Columbia Canada 1.57%, 02/02/2018	998,535
1,000,000	Royal Bank of Canada 1.62%, 03/12/2018	996,770
500,000	Societe Generale 1.67%, 03/05/2018	498,497
1,000,000	Standard Chartered 1.51%, 01/11/2018	999,463
500,000	Toronto Dominion Bank 1.76%, 03/22/2018	498,003
		7,889,239
U.S. Government Agency Bonds and Notes — 1.64%
7,900,000	Federal Home Loan Mortgage Corp 1.22%, 01/02/2018	7,899,210
Money Market Mutual Funds — 0.18%
289,000	BlackRock Liquidity Funds FedFund Institutional Shares(m), 1.17%(n)	289,000
291,000	Invesco Short-Term Investments Trust Government & Agency Portfolio Institutional Class(m), 1.19%(n)	291,000
282,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(m), 1.20%(n)	282,000
		862,000
Repurchase Agreements — 1.30%
1,184,167	Repurchase agreement (principal amount/value $1,185,321 with a maturity value of $1,185,500) with HSBC Securities (USA) Inc, 1.36%, dated 12/31/17 to be repurchased at $1,184,167 on 1/2/18 collateralized by U.S. Treasury securities, 0.00% - 9.13%, 12/31/17 - 5/15/47, with a value of $1,209,037.(m)	1,184,167

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,690,575	Undivided interest of 1.54% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $1,690,575 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(m)	$ 1,690,575
1,690,575	Undivided interest of 1.75% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $1,690,575 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(m)	1,690,575
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,690,575	Undivided interest of 5.05% in a repurchase agreement (principal amount/value $33,525,866 with a maturity value of $33,531,118) with Merrill Lynch, Pierce, Fenner & Smith, 1.41%, dated 12/31/17 to be repurchased at $1,690,575 on 1/2/18 collateralized by various U.S. Government Agency securities, 1.98% - 9.50%, 1/15/18 - 8/1/48, with a value of $34,196,384.(m)	$ 1,690,575
		6,255,892
SHORT TERM INVESTMENTS — 4.75% (Cost $22,906,341)		$ 22,906,341
TOTAL INVESTMENTS — 105.20% (Cost $501,496,694)		$506,994,339
OTHER ASSETS & LIABILITIES, NET — (5.20)%		$ (25,054,302)
TOTAL NET ASSETS — 100.00%		$481,940,037

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2017, the aggregate cost and fair value of 144A securities was $69,870,312 and $71,385,727, respectively, representing 14.81% of net assets.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2017.
(c)	All or a portion of the security is on loan at December 31, 2017.
(d)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2017. Maturity date disclosed represents final maturity date.
(f)	Security has no contractual maturity date and pays an indefinite stream of interest.
(g)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1-yr. LIBOR + 3.79% and 6-mo. LIBOR + 4.26%).
(h)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1-yr. LIBOR + 3.82% and 6-mo. LIBOR + 4.04%).
(i)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(j)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(k)	Issuer is considered an affiliate of the Fund.
(l)	Restricted security; further details of these securities are included in a subsequent table.
(m)	Collateral received for securities on loan.
(n)	Rate shown is the 7-day yield as of December 31, 2017.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
At December 31, 2017, the Fund held the following restricted securities:
Security	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Investment Companies(a)
Federated Emerging Markets Core Fund	05/01/2017-12/01/2017	$15,149,631	$15,081,139	3.13%
Federated Project Trade and Finance Fund	05/22/2017-12/01/2017	12,475,023	12,335,104	2.56
		$27,624,654	$27,416,243	5.69%
(a) See Notes to Financial Statements regarding Restricted Securities.
At December 31, 2017, the Fund held the following outstanding futures contracts:
Description	Number of Contracts	Notional Amount	Expiration Date	Value and Net Unrealized Appreciation/ (Depreciation)
Euro Bond Short Futures	30	4,850,400	March 2018	$ 45,749
U.S. 10 Year Treasury Note Long Futures	37	4,589,734	March 2018	(21,078)
U.S. 10 Year Treasury Note Short Futures	275	34,112,891	March 2018	214,594
U.S. 2 Year Treasury Note Long Futures	587	125,682,203	March 2018	(45,430)
U.S. 5 Year Treasury Note Long Futures	49	5,692,039	March 2018	(20,521)
U.S. 5 Year Treasury Note Short Futures	45	5,227,383	March 2018	18,076
U.S. Bond Long Futures	4	612,000	March 2018	(1,000)
U.S. Treasury Short Futures	213	28,448,813	March 2018	(11,773)
U.S. Ultra Bond Long Futures	5	838,281	March 2018	13,563
U.S. Ultra Bond Short Futures	127	21,292,344	March 2018	(94,881)
			Net Appreciation	$ 97,299
At December 31, 2017, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
North American Investment Grade 29	$3,140,000	$74,852	$(106,680)	1.00%	December 20, 2022	$6,435	Sell	Quarterly
North American Investment Grade 29	5,200,000	(123,958)	109,891	1.00	December 20, 2022	(19,665)	Buy	Quarterly
					Net Depreciation	$(13,230)
(a) Based on an index of North American bonds with investment grade credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At December 31, 2017, the Fund held the following outstanding centrally cleared interest rate swaps:
Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount	Maturity Date	Value and Net Unrealized Depreciation	Payment Frequency
Receive	2.75%	3-mo. LIBOR	$440,000	December 20, 2047	$(11,218)	Quarterly
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2017
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Core Bond Fund
ASSETS:
Investments at fair value, affiliated(a)	$27,416,243
Investments in securities, fair value (including $6,955,194 of securities on loan)(b)	473,322,204
Repurchase agreements, fair value(c)	6,255,892
Cash	690,731
Dividends and interest receivable	3,514,658
Subscriptions receivable	174,534
Receivable for investments sold	1,885
Total Assets	511,376,147
LIABILITIES:
Due to brokers (TBAs)	15,476,469
Payable for director fees	4,015
Payable for investments purchased	3,275,626
Payable for other accrued fees	94,439
Payable for shareholder services fees	9,282
Payable to investment adviser	77,722
Payable upon return of securities loaned	7,117,892
Redemptions payable	3,206,980
Variation margin on futures contracts	116,216
Variation margin on centrally cleared swaps	57,469
Total Liabilities	29,436,110
NET ASSETS	$481,940,037
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,872,580
Paid-in capital in excess of par	477,461,764
Net unrealized appreciation	5,562,847
Undistributed net investment income	1,649,099
Accumulated net realized loss	(7,606,253)
NET ASSETS	$481,940,037
NET ASSETS BY CLASS
Investor Class	$31,614,805
Institutional Class	$450,325,232
CAPITAL STOCK:
Authorized
Investor Class	20,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	2,946,688
Institutional Class	45,779,113
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.73
Institutional Class	$9.84
(a) Cost of investments, affiliated	$27,624,654
(b) Cost of investments, unaffiliated	$467,616,148
(c) Cost of repurchase agreements	$6,255,892
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Core Bond Fund
INVESTMENT INCOME:
Interest	$13,914,596
Income from securities lending	2,102
Dividends, affiliated	784,166
Dividends, unaffiliated	10,992
Total Income	14,711,856
EXPENSES:
Management fees	1,485,981
Shareholder services fees – Investor Class	110,236
Audit and tax fees	23,477
Custodian fees	48,884
Director's fees	10,708
Legal fees	5,594
Pricing fees	110,244
Registration fees	25,236
Shareholder report fees	3,847
Transfer agent fees	4,971
Other fees	4,969
Total Expenses	1,834,147
Less amount waived by investment adviser	140,993
Net Expenses	1,693,154
NET INVESTMENT INCOME	13,018,702
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments, affiliated	(9,525)
Net realized gain on investments and foreign currency transactions, unaffiliated	1,689,708
Net realized gain on credit default swaps	11,804
Net realized loss on interest rate swaps	(65,918)
Net realized loss on futures contracts	(2,381,852)
Net Realized Loss	(755,783)
Net change in unrealized depreciation on investments, affiliated	(208,410)
Net change in unrealized appreciation on investments, unaffiliated	6,726,146
Net change in unrealized depreciation on credit default swaps	(13,230)
Net change in unrealized depreciation on interest rate swaps	(11,218)
Net change in unrealized depreciation on futures contracts	(34,864)
Net Change in Unrealized Appreciation	6,458,424
Net Realized and Unrealized Gain	5,702,641
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,721,343
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Core Bond Fund	2017	2016
OPERATIONS:
Net investment income	$13,018,702	$12,296,907
Net realized loss	(755,783)	(573,314)
Net change in unrealized appreciation	6,458,424	7,703,619
Net Increase in Net Assets Resulting from Operations	18,721,343	19,427,212
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(614,563)	(719,548)
Institutional Class	(12,151,758)	(11,535,926)
From net investment income	(12,766,321)	(12,255,474)
Total Distributions	(12,766,321)	(12,255,474)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	7,346,966	10,007,088
Institutional Class	104,896,256	96,774,699
Shares issued in reinvestment of distributions
Investor Class	614,563	719,548
Institutional Class	12,151,758	11,535,926
Shares redeemed
Investor Class	(8,770,561)	(11,892,394)
Institutional Class	(58,462,830)	(110,440,171)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	57,776,152	(3,295,304)
Total Increase in Net Assets	63,731,174	3,876,434
NET ASSETS:
Beginning of year	418,208,863	414,332,429
End of year(a)	$481,940,037	$418,208,863
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	690,088	943,675
Institutional Class	10,694,396	9,894,756
Shares issued in reinvestment of distributions
Investor Class	57,765	67,609
Institutional Class	1,240,543	1,174,847
Shares redeemed
Investor Class	(823,775)	(1,128,138)
Institutional Class	(5,976,939)	(11,352,742)
Net Increase (Decrease)	5,882,078	(399,993)
(a) Including undistributed net investment income:	$1,649,099	$1,652,160
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$10.53	0.27	0.14	0.41	(0.21)	-	(0.21)	$10.73	3.90%
12/31/2016	$10.29	0.29	0.19	0.48	(0.24)	-	(0.24)	$10.53	4.69%
12/31/2015	$10.70	0.28	(0.40)	(0.12)	(0.29)	-	(0.29)	$10.29	(1.17%)
12/31/2014	$10.45	0.29	0.25	0.54	(0.29)	-	(0.29)	$10.70	5.20%
12/31/2013	$10.95	0.25	(0.50)	(0.25)	(0.21)	(0.04)	(0.25)	$10.45	(2.21%)
Institutional Class
12/31/2017	$ 9.70	0.29	0.13	0.42	(0.28)	-	(0.28)	$ 9.84	4.37%
12/31/2016	$ 9.53	0.30	0.18	0.48	(0.31)	-	(0.31)	$ 9.70	4.99%
12/31/2015 (d)	$10.00	0.21	(0.43)	(0.22)	(0.25)	-	(0.25)	$ 9.53	(2.19%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2017	$ 31,615	0.80%	0.70%	2.56%	104% (g)
12/31/2016	$ 31,830	0.70%	0.70%	2.74%	54%
12/31/2015	$ 32,305	0.70%	0.70%	2.64%	49%
12/31/2014	$481,462	0.70%	0.70%	2.74%	57%
12/31/2013	$418,088	0.70%	0.70%	2.32%	92%
Institutional Class
12/31/2017	$450,325	0.38%	0.35%	2.91%	104% (g)
12/31/2016	$386,379	0.35%	0.35%	3.09%	54%
12/31/2015 (d)	$382,028	0.35% (h)	0.35% (h)	3.25% (h)	49%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period. Excluding these transactions, the portfolio turnover would have been 74%.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Core Bond Fund (the Fund) are included herein.
Effective April 7, 2017, the Great-West Federated Bond Fund name changed to the Great-West Core Bond Fund. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its fund holdings (both realized and unrealized appreciation); and (2) income received from its fund holdings. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name changed to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2017

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying investment companies are valued at the NAV as reported by the underlying investment companies, which may be obtained from pricing services or other pricing sources.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2017

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Investment Companies	Net asset value of underlying fund.
Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.

Annual Report - December 31, 2017

	Level 1	Level 2	Level 3	Total

Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 17,227,997	$ —	$ 17,227,997
Corporate Bonds and Notes	—	197,198,526	—	197,198,526
Foreign Government Bonds and Notes	—	2,266,782	—	2,266,782
Mortgage-Backed Securities	—	103,284,123	—	103,284,123
Municipal Bonds and Notes	—	4,893,296	—	4,893,296
U.S. Treasury Bonds and Notes	—	131,801,031	—	131,801,031
Investment Companies(a)	—	—	—	27,416,243
Short Term Investments	862,000	22,044,341	—	22,906,341
Total investments, at fair value:	862,000	478,716,096	0	506,994,339
Other Financial Investments:
Credit Default Swaps(a)	—	6,435	—	6,435
Futures Contracts(a)	284,333	—	—	284,333
Total Assets	$ 1,146,333	$ 478,722,531	$ 0	$ 507,285,107
Liabilities
Other Financial Investments:
Credit Default Swaps(a)	$ —	$ (19,665)	$ —	$ (19,665)
Interest Rate Swap(a)	—	(11,218)	—	(11,218)
Futures Contracts(a)	(194,683)	—	—	(194,683)
Total Liabilities	$ (194,683)	$ (30,883)	$ 0	$ (225,566)
(a)	As permitted by U.S. GAAP, investment companies valued at $27,416,243 are measured at fair value using the NAV per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities.
(a)	Credit Default Swaps, Interest Rate Swaps and Futures are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Federated Emerging Markets Core Fund is only offered for investment to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are accredited investors within the meaning of Regulation D of the Securities Act of 1933 (the 1933 Act). Shares of the Fund may be redeemed any day that the NYSE is open.
Federated Project and Trade Finance Fund is an extended payment fund only offered for investment to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are accredited investors within the meaning of Regulation D of the 1933 Act, and that are also qualified purchasers as defined in Section 2(a)(51) of the 1940 Act. This Fund is not a mutual fund and therefore, there are only limited opportunities to redeem fund shares. Upon receiving a redemption request, the Fund has up to thirty-one days to make payment to the shareholder.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2017

To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The Fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The Fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of the Fund. Actual mortgages received by the Fund may be less favorable than those anticipated. The Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid quarterly. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2017

The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Ordinary income	$12,766,321	$12,255,474
	$12,766,321	$12,255,474
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for the year ended December 31, 2017.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$-	$(255,442)	$255,442
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,676,340
Undistributed long-term capital gains	—
Capital loss carryforwards	(6,796,305)
Post-October losses	(705,341)
Net unrealized appreciation	5,430,999
Tax composition of capital	$(394,307)
At December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2017, the Fund utilized $129,389 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards as of December 31, 2017, were as follows:
No Expiration	$(6,796,305)
Total	$(6,796,305)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(27,242)	$(678,099)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$501,636,191
Gross unrealized appreciation on investments	8,893,577
Gross unrealized depreciation on investments	(3,462,578)
Net unrealized appreciation on investments	$5,430,999

Annual Report - December 31, 2017

2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 1,412 futures contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).

Annual Report - December 31, 2017

Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $5,732,556 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $1,441,286 in interest rate swaps for the reporting period.
Valuation of derivative investments as of December 31, 2017 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)			Net unrealized appreciation	$(13,230) (a)
Interest rate contracts (swaps)			Net unrealized appreciation	$(11,218) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation	$89,650 (a)
(a)Includes cumulative appreciation as reported in the Fund's Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2017

The effect of derivative investments for the year ended December 31, 2017 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 11,804	Net change in unrealized depreciation on credit default swaps	$(13,230)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (65,918)	Net change in unrealized depreciation on interest rate swaps	$(11,218)
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$(2,381,852)	Net change in unrealized depreciation on futures contracts	$(34,864)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.32% of the Fund’s average daily net assets. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.35% of the average daily net assets of the Fund and the management fee encompassed fund operation expenses except for shareholder services fees.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$140,993	$0
Effective April 10, 2017, the Adviser and Great-West Funds have entered into a sub-advisory agreement with Federated Investment Management Company and Wellington Management Company LLP. Prior to that date, the Adviser and Great-West Funds had a sub-advisory agreement with Federated Investment Management Company. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.

Annual Report - December 31, 2017

The following table is a summary of the transactions for each underlying investment during the year ended December 31, 2017, in which the issuer was an affiliate of the Fund, as defined in the 1940 Act.
Affiliate	Shares Held/ Account Balance 12/31/2017	Value 12/31/2016	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Dividends and Interest Received	Value 12/31/2017	Value as a Percentage of Net Assets
INVESTMENT COMPANIES
Federated Emerging Markets Core Fund	1,488,760	$-	$15,149,631	$ -	$ -	$ (68,492)	$426,748	$15,081,139	3.13%
Federated Project Trade and Finance Fund	1,358,491	-	17,219,748	4,744,726	(9,525)	(139,918)	357,418	12,335,104	2.56
					(9,525)	(208,410)	784,166	27,416,243	5.69
				Total	$(9,525)	$(208,410)	$784,166	$27,416,243	5.69%
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $162,448,578 and $122,388,059, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $383,598,436 and $342,855,933, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $6,955,194 and received collateral as reported on the Statement of Assets and Liabilities of $7,117,892 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2017. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	4,943,922
Foreign Government Bonds and Notes	220,000
U.S. Treasury Bonds and Notes	1,953,970
Total secured borrowings	$7,117,892
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Bond Fund (formerly known as “Great-West Federated Bond Fund”) (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 5% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018